Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MAINSOURCE FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MainSource Financial Group, Inc.
2105 North State Road 3 Bypass
Greensburg, Indiana 47240

March 25, 2015

Dear Fellow Shareholders:

        We would like to invite you to attend the 2015 Annual Meeting of Shareholders of MainSource Financial Group, Inc. to be held on Wednesday, April 29, 2015 at 10:00 a.m., local time, at our Corporate Office Building located at 2105 North State Road 3 Bypass, Greensburg, Indiana. We sent our shareholders a notice regarding the availability of this proxy statement, our 2014 Annual Report, and other proxy materials via the Internet. This electronic process gives you fast, convenient access to the materials, reduces the impact on the environment, and reduces our printing and mailing costs. A paper copy of these materials can be requested using one of the methods described in the materials.

        We hope you can attend the meeting. If you are unable to join us, however, we urge you to exercise your right as a shareholder and vote. The vote of every shareholder is important. Your cooperation is appreciated.

Sincerely,

Archie M. Brown, Jr. Chairman of the Board

MainSource Financial Group, Inc.
2105 North State Road 3 Bypass
Greensburg, Indiana 47240

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held April 29, 2015

To our Shareholders:

        The 2015 Annual Meeting of Shareholders of MainSource Financial Group, Inc. will be held at its Corporate Office Building located at 2105 North State Road 3 Bypass, Greensburg, Indiana, on Wednesday, April 29, 2015, beginning at 10:00 a.m. local time. At the meeting, shareholders will act on the following matters:

  1.
  Election of nine directors, each for a term of one year;

  2.
  Approval of the MainSource Financial Group, Inc. 2015 Stock Incentive Plan;

  3.
  An advisory vote to approve the Company's executive compensation policies and procedures;

  4.
  Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm (independent auditors) for the Company for the fiscal year ending December 31, 2015; and

  5.
  Any other matters that properly come before the meeting.

        Shareholders of record at the close of business on March 9, 2015 are entitled to vote at the meeting or any postponements or adjournments of the meeting. Pursuant to the Securities and Exchange Commission ("SEC") e-proxy rules, we have elected to deliver our proxy materials to our shareholders over the Internet. On or about March 25, 2015, we mailed shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials via the Internet.

By Order of the Board of Directors, James M. Anderson Secretary

March 25, 2015
Greensburg, Indiana

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 29, 2015. This proxy statement and our 2014 Annual Report to Shareholders are available at http://www.edocumentview.com/MSFG.

MAINSOURCE FINANCIAL GROUP, INC.
2105 North State Road 3 Bypass
Greensburg, Indiana 47240

PROXY STATEMENT

        This proxy statement contains information related to the Annual Meeting of Shareholders of MainSource Financial Group, Inc. (the "Company" or "we") to be held on Wednesday, April 29, 2015, beginning at 10:00 a.m., local time, at the Company's Corporate Office Building, 2105 North State Road 3 Bypass, Greensburg, Indiana, and at any postponements or adjournments of the meeting. The proxy materials were first made available to shareholders on or about March 25, 2015. If you requested printed versions of the proxy materials by mail, the materials also include the proxy card or vote instruction form.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:
Why did shareholders receive a Notice of Internet Availability of Proxy Materials?

        All of our shareholders will receive a Notice of Internet Availability of Proxy Materials, or Notice, which was sent to shareholders on or about March 25, 2015, containing information on the availability of our proxy materials on the Internet. Shareholders will not receive a printed copy of our proxy materials unless requested in the manner described in the Notice. The Notice explains how to access and review this proxy statement and our 2014 Annual Report, and how you may vote by proxy.

Q:
Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

        As allowed by Securities and Exchange Commission ("SEC") rules, we have elected to provide access to our proxy materials via the Internet. Accordingly, on or about March 25, 2015, we sent a Notice of Internet Availability of Proxy Materials (the "Notice") to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. The Notice provides instructions on how to access the proxy materials over the Internet or to request a printed copy. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage you to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Q:
What is the purpose of the annual meeting?

        At the annual meeting, shareholders will act upon the matters outlined in the notice of meeting accompanying this proxy statement, including:

            (i)  the election of nine directors, each for a term of one year;

           (ii)  the approval of the MainSource Financial Group, Inc. 2015 Stock Incentive Plan;

          (iii)  an advisory vote to approve the Company's executive compensation policies and procedures; and

            (i)  the ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2015.

In addition, the Company's management will report on the performance of the Company during the fiscal year ended December 31, 2014, and respond to questions from shareholders.

Q:
Who is entitled to vote at the meeting?

        Only common shareholders of record at the close of business on the record date, March 9, 2015, are entitled to receive notice of the annual meeting and to vote the common shares that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each shareholder is entitled to one vote for each share of common stock held on the record date.

Q:
Who can attend the meeting?

        All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Admission to the meeting will be on a first-come, first-admitted basis. Registration will begin at 9:30 a.m.

Q:
What constitutes a quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the common shares outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 21,672,475 common shares of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner, and how do I vote my shares?

        Many of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

        Stockholder of Record.    If your shares are registered directly in your name with the Company's transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the annual meeting.

        Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. With respect to the beneficial owners of shares held by nominees, the methods by which you can access proxy materials and give voting instructions to your nominee may vary, depending on the nominee. Accordingly, if you are a beneficial owner, you should follow the instructions provided by your nominee.

Q:
How do I vote?

        On or about March 25, 2015, we sent you a Notice of Internet Availability of Proxy Materials ("Notice") telling you that proxy materials are available at the web site indicated in that Notice, http://www.edocumentview.com/MSFG, and giving you instructions for voting your shares at that web site. We also told you in that Notice (and on the web site) how you could request us to mail proxy materials to you. If you subsequently do receive proxy materials by mail, you can vote in any of the ways described below. If not, you must vote by Telephone at 1-855-690-7314, or the Internet (and we encourage you to do so) at http://www.edocumentview.com/MSFG, or in person at the Annual Meeting.

Q:
How can I vote my shares in person at the annual meeting?

        Stockholder of Record.    Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to vote your shares in person at the annual meeting, please bring proof of identification. Even if you plan to attend the annual meeting, the Company recommends that you vote your shares in advance so that your vote will be counted if you later decide not to attend the annual meeting.

        Beneficial Owner.    Shares held in street name may be voted in person by you only if you obtain a legal proxy from the record holder giving you the right to vote the shares.

Q:
Can I change my vote after I return my proxy card?

        Yes.    Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation, a duly executed proxy bearing a later date (or by submitting a revised proxy bearing a later date by telephone or Internet), or a duly executed ballot at the annual meeting. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Q:
How do I vote my retirement plan shares?

        If you participate in the MainSource Financial Group, Inc. 401(k) and Employee Stock Ownership Plan, you may instruct the vote of shares credited to your account as of the record date by instructing First Bankers Trust Services, Inc., the trustee of the Plan, pursuant to the instructions provided to plan participants. The trustee will vote your shares in accordance with your duly executed instructions received by 12:00 p.m. EST April 27, 2015. If you do not send instructions, or your instructions are not properly completed, the shares credited to your account in the Plan will be voted by the trustee in the same proportion that it votes shares in the Plan for which it did receive timely instructions. You may also revoke previously given voting instructions by 12:00 p.m. EST April 27, 2015 by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

        If you participate in the MBT Bancorp Employee Stock Ownership Plan (the "MBT Plan"), you may instruct the vote of shares credited to your account as of the record date by instructing Charles Schwab Bank, the trustee of the MBT Plan, pursuant to the instructions provided to plan participants. The trustee will vote your shares in accordance with your duly executed instructions received by 12:00 p.m. EST April 27, 2015. If you do not send instructions, or your instructions are not properly completed, the shares credited to your account in the Plan will be voted by the trustee in the same proportion that it votes shares in the Plan for which it did receive timely instructions. You may also revoke previously given voting instructions by 12:00 p.m. EST April 27, 2015 by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

Q:
What are the Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors (or "Board"). The Board's recommendations are set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

  •
  for the election of nine directors (see pages 5-9), each for a term of one year;

  •
  for approval of the MainSource Financial Group, Inc. 2015 Stock Incentive Plan;

  •
  for advisory approval of the Company's executive compensation policies and procedures; and

  •
  for ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2015.

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:
What vote is required to approve each item?

        Directors will be elected by a plurality of the votes cast at the meeting. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

        The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote will be required for the approval of the MainSource Financial Group, Inc. 2015 Stock Incentive Plan.

        The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote will be required for the approval of the Company's executive compensation policies and procedures. The outcome of this vote is not binding on the Board of Directors.

        The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote will be required for the ratification of the selection of Crowe Horwath LLP as our independent registered public accounting firm.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. However, shares represented by such "broker non-votes" will be counted in determining whether there is a quorum.

Q:
What if other matters come up during the meeting?

        If any matters other than those referred to in the Notice of Annual Meeting of Shareholders properly come before the meeting, the individuals named in the accompanying form of proxy will vote the proxies held by them in accordance with their best judgment. The Company is not aware of any business other than the items referred to in the Notice of Annual Meeting of Shareholders that may be considered at the meeting.

Q:
Who pays for the cost of this proxy solicitation?

        The Company pays all costs of soliciting proxies. The Company asks brokers, banks, voting trustees and other nominees and fiduciaries to forward proxy materials, if applicable, to the beneficial owners and to obtain authority to execute proxies. The Company will reimburse the brokers, banks, voting trustees and other nominees and fiduciaries upon request. In addition, proxies may be solicited by mail, in person, or by telephone by certain of the Company's officers, directors and employees.

Q:
Whom should I call with other questions?

        If you have additional questions about this proxy statement or the meeting or would like additional copies of this document or our 2014 Annual Report on Form 10-K, please contact: MainSource Financial Group, Inc., 2105 North State Road 3 Bypass, Greensburg, Indiana 47240, Attention: Shareholder Relations, telephone: (812) 663-6734.

PROPOSAL 1: ELECTION OF DIRECTORS

        At the 2014 Annual Meeting of Shareholders, ten persons were elected to serve on the Board of Directors of the Company, each for a term of one year. Effective with the 2015 Annual Meeting, Mr. Philip Frantz, who has served on the Board of Directors of the Company, the Bank and predecessor boards of the Company and the Bank for an aggregate of 37 years, will retire from the Board. The Board of Directors proposes that the nominees described below be elected for a term of one year and until their successors are duly elected and qualified. All of the nominees are currently serving as members of the Board of Directors of the Company and of MainSource Bank.

        Each of the nominees listed below has consented to serve a one-year term. If any of them become unavailable to serve as a director, the Nominating/Corporate Governance Committee may recommend a substitute nominee for election. In that case, the persons named as proxies will vote for the substitute nominee designated by the Nominating Committee.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE ELECTION OF THE FOLLOWING NOMINEES:

Kathleen L. Bardwell (age 58)	Director of the Company since 2011

        Mrs. Bardwell currently serves as Senior Vice President, Chief Compliance Officer of Steris Corporation. In her role she is responsible for Regulatory Affairs, Quality Compliance, Corporate Internal Audit and Security and serves as Steris' compliance officer, chief audit executive and on its ethics committee. She brings over 30 years of audit and accounting experience to the Company's Board of Directors. In addition, she has served in executive level positions with Cole National Corporation and Foxmeyer Drug Company.

        Mrs. Bardwell is a member of the National Association of Corporate Directors (NACD), the American Institute of Certified Public Accountants (AICPA), the Ohio Society of CPAs (OSCPA), the Institute of Internal Auditors (IIA), and the American Society for Quality (ASQ) and AdvaMed. She has been a Certified Public Accountant since 1989 and a Certified Quality Auditor since 2009, and received a Certification in Risk Management Assurance (CRMA) designation in 2013.

        Mrs. Bardwell was selected as a nominee to the Board of Directors of the company in 2011 due to her many years of expertise relating to regulatory compliance and financial reporting controls, both of which are vital in the financial services industry. Mrs. Bardwell has also been selected as a result of her experience with publicly traded companies and her qualification as an audit committee financial expert.

William G. Barron (age 65)	Director of the Company since 1989

        Mr. Barron is a commercial-industrial real estate specialist. He has been Chairman and President of Wm. G. Barron Enterprises, Inc., a commercial real estate broker, manager and developer, since June 1994. Since 1997, Mr. Barron has been designated a Certified Commercial Investment Member, which signifies expertise in commercial real estate brokerage, leasing, valuation, asset management and investment analysis.

        In addition, Mr. Barron is President of Rent A Space To Go Parent, LLC, a self-storage and portable storage holding company, and Gunston, LLC, a real estate holding company. Rent A Space and Gunston were each organized in 2006. Prior to these activities, Mr. Barron served as Vice President (1974-81), President (1981-87) and Chairman and CEO (1987-94) of Barron Homes, Inc., a residential home building company.

        Mr. Barron has been a shareholder of the Company since its inception, and has served on both the Boards of Directors of the Bank (1983-2000) and the Company. Mr. Barron has served on all of the committees of the Board, and is currently chairman of the Executive Compensation Committee of the

Board. Mr. Barron is very active in his community in both civic and charitable positions, including Former Chairman of the Board of the Owensboro Family YMCA Endowment Fund Committee, Board member of Mentor Kids Kentucky and past-President of the Owensboro Homebuilders Association. Mr. Barron also has served as President of the Owensboro Rotary Club.

        Mr. Barron has been selected to serve on the Board of Directors of the Company due to his significant banking experience both in general and with the Company, his extensive and highly successful experience in the banking, homebuilding and commercial real estate development industries, his demonstrated integrity, honesty and commitment to community, and his continuous efforts to encourage management and the Board to excel both as a company and individually.

Archie M. Brown, Jr. (age 54)	Director of the Company since 2008;
Chairman of the Board since 2011

        Mr. Brown has served as the President and Chief Executive Officer of the Company since August 2008, and has served as Chairman of the Board of Directors since April 2011.

        During his 31 years in banking, Mr. Brown has held management positions in branch management, region management, bank operations (both deposit and loan), business development, small business and consumer lending. Mr. Brown has experience in many areas of banking, including change management, expense reduction initiatives, process re-engineering, balance sheet management and restructures, loan workout initiatives, business startups within the bank, business sales and closures within the bank, entering and closing markets, branch and bank acquisitions and integration, board communication, investor and shareholder relations and working with bank regulators.

        Mr. Brown is a faculty member of Consumer Bankers Association's Graduate School of Retail Bank Management at Furman University. Mr. Brown also serves on the board of directors of the Greensburg Decatur County Economic Development Corporation, the Indiana Bankers Association, the Indiana Community Business Credit Corporation and serves on the Board of Trustees of Cincinnati Christian University.

        As President and Chief Executive Officer, Mr. Brown is required by the Company's Articles of Incorporation to serve on the Board of Directors of the Company.

Brian J. Crall (age 55)	Director of the Company since 2005;
Lead Director since 2011

        Mr. Crall owns and is the President of foreClarity!, LLC. The company was formed in 2012 and specializes in executive development, organizational development, strategic planning and public policy development. From 2009 to 2012 Mr. Crall was the Chief Executive Officer of CMD Holding, LLC, the holding company for CMD Health, Inc., a health insurance company, and ClubMD, LLC, a series of primary care medical homes. From July 2008 to March 2009, Mr. Crall served as the Resource Director for the YMCA of the USA. Mr. Crall also served as the Personnel Cabinet Secretary for the Commonwealth of Kentucky from June 2006 to January 2007 and the Deputy Secretary of the Executive Cabinet, Office of the Governor of the Commonwealth of Kentucky, from April 2004 to June 2006. During this time Mr. Crall served as a Director for the Kentucky Retirement System, a $15 billion retirement fund serving the employees of the state of Kentucky, and the Kentucky Deferred Compensation Authority, a $1.3 billion deferred compensation plan serving the employees of the Commonwealth of Kentucky.

        Additionally, Mr. Crall served as CEO of Progress Printing Company from July 2000 until April 2004, and was the 13th District State Representative in the state of Kentucky from January 1995 until April 2004. Mr. Crall was CEO of the Owensboro Family YMCA from November 1986 through June 2000 and has been active in several civic and charitable organizations, including the Kentucky Youth

Association, Habitat for Humanity, Owensboro Chamber of Commerce, Kentucky Chamber of Commerce and the Fellowship of Christian Athletes.

        Mr. Crall has been selected to serve on the Board of Directors of the Company as a result of his experiences as an elected legislator and as a member of a state's executive branch, and in particular his significant experience with human resource and management issues. Mr. Crall has also been selected due to his demonstrated ability to build and sustain consensus and to bring clarity to discussions within the Board. Additionally, Mr. Crall has considerable experience in the areas of policy development and implementation, CEO and board development and performance coaching.

D.J. Hines (age 63)	Director of the Company since 2005

        Mr. Hines is currently the Chairman of the Board of Directors of Schuler Bauer Real Estate Services Inc., a real estate brokerage and development company operating in the Indiana counties of Floyd, Clark, Scott and Harrison since 1987, and previously served as its Chief Executive Officer from 1997 to 2011. Mr. Hines has attained the Graduate Realtor Institute designation and, since 1990, has developed and sold over 2,000 residential lots and 100 acres of commercial land. Mr. Hines also holds executive positions with Bugaboo Developers, Inc., Foursight Developers, LLC and Hawthorn Glen Developers, LLC, all of which are land development companies. Additionally, he is managing partner for Monticello Group, LLC, and Spring Manor, LLC, which are office and apartment management companies, and is an owner and the chairman of Century 21 Joe Guy Hagan Realtors in Louisville, Kentucky.

        Prior to joining the Company Board, Mr. Hines served as a director of Regional Bank in New Albany, Indiana. During his tenure with the Company Mr. Hines has served on the Audit Committee, the Corporate Loan Committee and the Executive Compensation Committee.

        In addition to his professional positions, Mr. Hines has held leadership positions with many community boards and foundations in Floyd and Clark Counties, and previously served as the 9th District Real Estate Commissioner for Indiana and as a member of the New Albany Floyd County School Corporation Board of Trustees.

        Mr. Hines has been selected to serve on the Board of Directors of the Company due to his significant experience in land and residential development, his familiarity with the southern Indiana counties in which the Company does business, his previous bank board experience, and his experience as a small, successful business owner. Mr. Hines was also selected as a result of his demonstrated integrity and his commitment to community involvement.

Thomas M. O'Brien (age 58)	Director of the Company since 2010

        Mr. O'Brien retired from Procter & Gamble in 2010 after 31 years of service, primarily in management positions in the areas of sales, IT and marketing. Most recently, Mr. O'Brien served as Vice President Customer Business Development, Global Business Units and Global eCommerce from 2007 until his retirement. During his time at Procter & Gamble, Mr. O'Brien developed strategies, conceptual innovations and relationships that consistently delivered successful results in revenue, market share and productivity.

        In addition to the Board of Directors of the Company, Mr. O'Brien is currently a senior advisor with the Boston Consulting Group, working with many top consumer product companies on commercial strategies. Mr. O'Brien also currently serves as Chairman of Simpactful Consulting and has served on the National Board of Inroads and the St. Vincent De Paul Cincinnati Board of Directors. Mr. O'Brien has also been active in his local community through such activities as Homeowner Association boards, coaching soccer, leading a swim club, co-chairing a school bond drive and participating in numerous college and MBA programs.

        Mr. O'Brien was selected as a nominee to the Board of Directors as a result of his extensive experience in sales and marketing in a successful sales-oriented company and his experience working in management, and interacting with the board of directors, of a publicly traded company.

Lawrence R. Rueff, DVM (age 61)	Director of the Company since 2011

        Dr. Rueff graduated with a B.S. in Animal Science in 1976 and a D.V.M. from Purdue University in 1979. In 1984 Dr. Rueff founded Swine Veterinary Services, a veterinarian practice overseeing the health programs of farms that have an annual production of approximately 3 million pigs per year. Dr. Rueff is also the owner of 1 Boar Stud and 1 swine research facility. Dr. Rueff is a past president of the American Association of Swine Veterinarians and, in 2002, received that organizations award for "Swine Practitioner of the Year". Dr. Rueff consults with swine farms located in Indiana as well as other locations across the United States and internationally.

        In addition to his veterinary work, Dr. Rueff has served on the Purdue University Dean of Agriculture Advisory Committee (2002-2004), the Eli Lilly Elanco Animal Health Advisory Board (1988-2005) and is currently serving on the Indiana Veterinary Medical Association Legislative Committee. Dr. Rueff has served on the board of directors of MainSource Bank since 1993.

        Dr. Rueff was selected to serve on the Board of Directors as a result of his extensive knowledge of the agricultural industry, his knowledge of and commitment to Greensburg, Indiana, and the surrounding areas, his history with the Bank, his extensive state-wide relations and his understanding of board functions and responsibilities.

John G. Seale (age 55)	Director of the Company since 2011

        Mr. Seale is the managing partner of RBSK Partners PC, a CPA firm offering a blend of accounting, audit, tax and specialized advisory services to individual and business clients. Mr. Seale specializes in delivering accounting, audit, tax and technology services to individual and closely-held business clients in a variety of industries, including manufacturing, professional services, agriculture, warehousing, real estate and not-for-profits. Mr. Seale is a qualified team captain for purposes of performing peer reviews of CPA firms in accordance with standards established by the Peer Review Board of the AICPA. Mr. Seale has acquired the designations of CPA (certified public accountant) and CITP (certified information technology professional).

        Mr. Seale is a member of the American Institute of CPAs, the Indiana CPA Society, the Ohio CPA Society and the Association of Certified Fraud Examiners. He currently serves on the Indiana Society's Peer Review Committee and the Review Acceptance Board, and is a former member of the AICPA Information Technology Executive Committee. Mr. Seale has served on the board of directors of the Bank since 2002.

        Mr. Seale was selected to serve on the Board of Directors as a result of his long-standing tenure as member of the board of directors of the Bank, his expertise in accounting and auditing, including non-public company auditing, his qualification as an "audit committee financial expert", his extensive experience with information technology and his experience with strategic planning.

Charles J. Thayer (age 71)	Director of the Company since 2011

        Mr. Thayer currently serves as Chairman and Managing Director of Chartwell Capital, LTD, a private investment firm providing specialized advisory services to banks, corporations and institutional investors. Mr. Thayer is Chairman Emeritus of the American Association of Bank Directors (AABD), a national non-profit organization dedicated to serving the information, education and advocacy needs of financial institution directors. He served as Chairman of AABD from 2007 to 2012, and is a founding board member of the National Association of Corporate Directors—Florida.

        Mr. Thayer served as an advisory board member of Louisville Development Bancorp, the holding company for the Metro Bank (Louisville), from 1992 to 2013. Mr. Thayer previously served as a board member for Republic Bancshares and Republic Bank (1999-2004), CogenAmerica (1996-1999), and Sunbeam Corporation (1990-1997), and as an interim Chairman and Chief Executive Officer of Sunbeam from January 1993 to August 1993. Mr. Thayer also spent twenty (20) years in banking prior to organizing Chartwell Capital in 1990, serving in executive level positions with PNC Financial and Citizens Fidelity Corporation with responsibility for finance, capital markets, mergers and acquisitions, investor relations and strategic planning.

        Mr. Thayer was selected to serve on the Board of Directors as a result of his more than forty years of experience in the banking industry, advising companies with respect to corporate governance issues, and his experience as a director and role in management of large publicly traded companies.

INFORMATION ABOUT THE BOARD OF DIRECTORS

        The Board of Directors currently consists of ten members, and will consist of nine members following the 2015 Annual Meeting. All of the members of the Board of Directors of the Company will serve as directors of the Bank.

        Effective with the 2011 Annual Meeting of Shareholders, the Board voted to combine the role of Chairman with the role of Chief Executive Officer, which is currently held by Archie M. Brown, and to elect a Lead Director of the Board. The initial Lead Director of the Board was Brian Crall, who was elected as the Lead Director for the year beginning with the 2011 Annual Meeting and who has been elected to continue to serve as the Lead Director for the year beginning with the 2015 Annual Meeting. The Lead Director of the Board will continue to be selected annually from the independent members of the Board.

        During the year ended December 31, 2014, the Board met 12 times. Each Director attended more than 75% of the aggregate of (i) all meetings of the Board held and (ii) all committees on which he or she served. Additionally, all of the Directors attended the 2014 Annual Meeting of shareholders held on April 30, 2014.

        The standing committees of the Board of Directors of the Company at the commencement of 2014 were the Audit, Executive Compensation, Nominating/Corporate Governance, Credit and Risk and Executive Committees. The Board of Directors amended the charter for its Audit Committee in October 2012, the charter for the Nominating/Corporate Governance Committee in January 2015, and the charter for the Compensation Committee in February 2014, and approved the charter for the Credit and Risk Committee in July 2011. Copies of the Audit, Nominating/Corporate Governance, Credit and Risk and Compensation Committee charters are available on the Company's website, www.mainsourcefinancial.com.

        Audit Committee.    The Audit Committee has sole authority for selecting and replacing the Company's independent auditor and approving its compensation. The Audit Committee is charged with assisting the Board in its oversight of: (i) the arrangements for and scope of the audit by the independent accountants; (ii) reviewing the independence of the independent accountants; (iii) considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; (iv) reviewing and monitoring the Company's policies relating to ethics; (v) discussing with management and the independent accountants the Company's draft of the annual financial statements and key accounting disclosures and/or reporting matters; and (vi) reviewing the activities and recommendations of the Company's internal audit department. The Audit Committee also is charged with establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        In 2014, the Audit Committee met seven (7) times, five (5) of which were on a day when the Board also met. The members of the Audit Committee are independent for purposes of the Audit Committee, as independence is defined in the NASDAQ Stock Market listing standards applicable to the Company. The Board has determined that director John Seale is an "audit committee financial expert" as that term is defined in rules adopted under the Securities Exchange Act of 1934.

        Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee has responsibility for (i)  developing criteria for selecting directors; (ii) identifying individuals qualified to become members of the Board of Directors and recommending director nominees for the next annual meeting of shareholders; (iii) overseeing the evaluation of the corporate and subsidiary Boards of Directors; and (iv) developing and recommending to the Board corporate governance guidelines applicable to the Company. The Nominating/Corporate Governance Committee also considers other matters, such as the size and composition of the Board and succession planning. The Nominating/Corporate Governance Committee will consider written recommendations from shareholders of the Company regarding potential nominees for election as directors which are submitted to the Company's secretary on or before the date for shareholder nominations specified in the "Shareholder Proposals" section of this proxy statement. See the "Corporate Governance" section of this proxy statement for a discussion of the criteria considered by the Nominating/Corporate Governance Committee in selecting directors.

        In 2014, the Nominating/Corporate Governance Committee held six (6) meetings, five (5) of which were on a day when the Board also met. The members of the Nominating/Corporate Governance Committee are independent, as independence is defined in NASDAQ Stock Market listing standards applicable to the Company.

        Executive Compensation Committee.    The Executive Compensation Committee is charged with reviewing the Company's general compensation strategy and philosophy; establishing salaries and reviewing benefit programs for the Company's executive officers and directors; reviewing, approving, recommending and administering the Company's incentive compensation plans and certain other compensation plans; and approving certain change in control contracts.

        In 2014, the Executive Compensation Committee held five (5) meetings, four (4) of which were on a day when the Board also met. All of the members of the Executive Compensation Committee are independent, as independence is defined in NASDAQ Stock Market listing standards applicable to the Company.

        Credit and Risk Committee.    During 2011, the Board established the Credit and Risk Committee of the Board of Directors. The purpose of the Credit and Risk Committee is to identify and provide oversight of the Company's risks, including credit, interest rate, liquidity, regulatory, operating (transaction), human capital, reputation, and other risks identified by the Committee or the Company's risk officers from time to time. The Committee is comprised of the Company's Chief Executive Officer and not less than three independent members of the Board of Directors. The Committee took the place of the Company's Corporate Loan Committee, which previously existed for the purpose of providing loan approval and credit oversight of loans in excess of $5 million. In making this change, the Board broadened its consideration of risk from merely credit risk, and adjusted its role with respect to loans and credit risk towards risk oversight and management rather than approval of loans. Pursuant to its charter, at least one time each year, the Credit and Risk Committee meets in joint session with the Audit Committee to discuss any items that have a significant financial statement impact or require significant financial statement/regulatory disclosures.

        In 2014, the Credit and Risk Committee held eight (8) meetings, all of which were on a day when the Board also met. Other than the Chief Executive Officer, the members of the Credit and Risk Committee are independent, as independence is defined in NASDAQ Stock Market listing standards applicable to the Company.

        Executive Committee.    The Executive Committee exists for the purpose of reviewing and implementing business policies and making business decisions that need to be made but do not require or merit discussion and review by the full Board. Additionally, the Executive Committee has and may exercise the powers and authority of the full Board between meetings of the Board. The Executive Committee held five (5) meetings in 2014, one (1) of which was on a day the Board also met.

Board Committee Membership

        The following is a list of the Board Committee memberships for 2014:

Name	Executive Committee	Executive Compensation Committee	Audit Committee	Credit and Risk Committee	Nominating/ Corporate Governance Committee
Kathleen L. Bardwell			C		M
William G. Barron	M	C		M
Archie M. Brown, Jr.	M			M
Brian J. Crall	C		M		M
Philip A. Frantz					M
D.J. Hines		M		C
Thomas M. O'Brien		M	M
Lawrence R. Rueff, DVM					M
John G. Seale			M	M
Charles J. Thayer	M			M	C

M:
Member

C:
Chairman

Compensation of Directors

        Board members are compensated with a combination of cash and stock-based compensation. The goal of the compensation package is to attract and retain qualified candidates to serve on the Board of Directors, and to align the interests of the Board with those of the shareholders of the Company. In setting compensation, the Board considers primarily the fees paid by other financial institutions of similar size located in the four-state region of Indiana, Ohio, Kentucky and Illinois.

        Compensation Consultant.    During 2014 the Board engaged Pearl Meyer as its consultant with respect to the Company's director compensation. Pearl Meyer reviewed the amount of the Board's compensation as well as the breakdown between cash and equity compensation, in each case in comparison to the Company's peers. The Compensation Committee considered Pearl Meyer's findings in establishing its 2014 Director Compensation Plan, discussed below.

 Director Compensation Table

        The table below summarizes the compensation paid by the Company to each non-employee Director for the fiscal year ended December 31, 2014.

Name (a)(1)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)(2)	Option Awards ($) (d)(3)	All Other Compensation ($) (e)(4)	Total ($) (f)
Kathleen L. Bardwell	21,500	40,002	—	454	61,956
William G. Barron	26,250	40,002	—	454	66,706
Brian J. Crall	31,300	40,002	—	454	71,756
Philip A. Frantz	23,000	40,002	—	454	63,456
D.J. Hines	25,250	40,002	—	454	65,706
Thomas M. O'Brien	21,250	40,002	—	454	61,706
Lawrence R. Rueff, DVM	23,000	40,002	—	454	63,456
John G. Seale	23,000	40,002	—	454	63,456
Charles J. Thayer	25,700	40,002	—	454	66,156

(1)
Archie M. Brown, Jr., who serves as the Company's President and Chief Executive Officer, is not included in this table as he is an employee of the Company and thus received no compensation for his service as a director. The compensation received by Mr. Brown as an employee of the Company is shown in the Summary Compensation Table on page 41.

(2)
Includes 2,420 shares of restricted stock issued to the director in lieu of a cash retainer pursuant to the 2014 Director Retainer Plan. The fair value is equal to the number of shares of restricted stock multiplied by the closing price of the Company's stock on the date of the 2014 Annual Meeting—$16.53.

(3)
As of December 31, 2014, the following directors had the following number of options outstanding: William G. Barron: 2,575; Brian J. Crall: 6,525; Philip A. Frantz: 7,525; and D.J. Hines: 6,525.

(4)
Includes cash dividends paid on unvested restricted stock during 2014.

        2014 Director Compensation Plan.    Effective with the 2014 Annual Meeting of Shareholders the Board of Directors adopted the 2014 Director Compensation Plan. The Compensation Plan was designed to promote the interests of the Company by increasing the proprietary interest in the Company of the members of the Board by granting restricted common stock to members of the Board of Directors in lieu of cash board retainer fees. Under the Compensation Plan, each director was paid a retainer equal to $40,000, payable in shares of restricted common stock of the Company. The shares were valued at $16.53 per share, which was the closing price of the Company's common stock on April 30, 2014, the date of the 2014 Annual Meeting of Shareholders. The total number of shares issued to each director under the Retainer Plan was 2,420 shares which vested as follows, so long as the director remained a member of the Board of Directors on the vesting date:

Number of Shares	Vesting Date
605	May 5, 2014
605	August 1, 2014
605	November 1, 2014
605	February 1, 2015

        Compensation for Meeting Attendance.    For the fiscal year ending December 31, 2014, members of the Board were compensated in cash for their attendance at meetings of the Board and Board committees.

        The following is a list of the fees paid to directors for Board and committee attendance during 2014:

Meetings	Fees
In-Person Regular or Special Meetings
Base Fee (all Independent Directors)	$2,500 per day*
Lead Director (in addition to the Base Fee)	$500
Chair of the Audit Committee**	$500
Chair of the Credit and Risk Committee**	$500
Chairs of the Compensation, Nominating and Corporate Governance Committee and the Executive Compensation Committee	$200
Telephonic Meetings (Board or Committee)
All Independent Directors	$750 per day*

*
Fee applies to all meetings (Board or Committee) held during a 24-hour period.

**
Additional fees paid only on days the applicable committees meet.

        Following the consolidation of Board of Directors of the Company and the Bank in April 2011, the directors of the Company also served as directors of the Bank, but are not separately compensated for meetings of the Board of Directors of the Bank.

        Stock Options.    From time to time, each non-employee Director may receive options to purchase common stock of the Company with an exercise price equal to the fair market value on the date of grant. The options generally vest immediately upon grant, except for options granted to the Board in February 2009 which did not vest until such time as the U.S. Treasury no longer held Series A preferred stock of the Company, which occurred on April 3, 2012. Until an option is exercised, shares subject to options may not be voted nor do they receive dividends. No stock options were issued to directors in 2014.

Compensation Committee Interlocks and Insider Participation

        As noted above, the Compensation Committee members in 2014 were William G. Barron, D.J. Hines and Thomas M. O'Brien, all of whom are independent directors under NASDAQ Stock Market listing standards. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries. No executive officer of the Company or its subsidiaries serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors, nor has such an interlocking relationship existed in the past.

Certain Relationships and Related Party Transactions

        Our Board of Directors recognizes that certain transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof) and, therefore, has adopted a Related Party Transactions Policy (the "Policy"). For these purposes, a "Related Party Transaction" is defined as any financial transaction, arrangement, or relationship, including any indebtedness or guarantee of indebtedness, or any series of similar transactions, arrangements or relationships in which any Related Party had or will have a direct or indirect material interest. A "Related Party" is a director and any director nominee of the Company or any of its subsidiaries, an executive officer of the Company or any of its subsidiaries, a person known by the Company to be the beneficial owner of more than 5% of the Company's common stock and a person known by the Company to be an immediate family member of any of the foregoing.

        During 2012 the Board of Directors revised the Related Party Transactions Policy to tighten its controls on such transactions. The revised policy provides that Related Party Transactions which are required to be disclosed in the Company's filings with the SEC are strictly prohibited, and Related Party Transactions which are not required to be disclosed are strongly discouraged and may only be approved or ratified by the Nominating/Corporate Governance Committee in exceptional circumstances when the terms of the transaction remove or mitigate any apparent or potential conflicts of interest and any impact on the Related Party's independence (other than employment arrangements, which would be considered by the Compensation Committee). Related party transactions are evaluated on a case-by-case basis in accordance with the applicable provisions of the Company's By-Laws, Code of Ethical Conduct and SEC rules.

        The Bank makes loans in the ordinary course of business to our directors and executive officers, and to family members and other entities with which a director, an executive officer or a family member may be affiliated. These loans are subject to various federal and state banking laws and are made on substantially the same terms, including interest rates and collateral, as those provided for comparable transactions with other persons. We believe these loans do not involve more than a normal risk of collectability or present other unfavorable features. The Bank also provides directors and executive officers and their family members and other affiliated entities with banking, trust and other financial services in the ordinary course of business.

        In 2014, no director engaged in a Related Party Transaction requiring disclosure in this proxy statement.

CORPORATE GOVERNANCE

General

        The Company aspires to the highest ethical standards for its employees, officers and directors, and remains committed to the interests of its shareholders. The Company believes it can achieve these objectives only with a plan for corporate governance that clearly defines responsibilities, sets high standards of conduct and promotes compliance with the law. The Board of Directors has adopted policies and procedures designed to foster the appropriate level of corporate governance. Some of these procedures are discussed below. For further information, including electronic versions of our Code of Ethical Conduct, our Audit Committee Charter, our Compensation Committee Charter, our Nominating/Corporate Governance Committee Charter, our Credit and Risk Committee Charter and our Corporate Governance Policy Regarding Majority Voting please contact us at (812) 663-6734 or visit our website at www.mainsourcefinancial.com.

Director Independence

        The Board of Directors has determined that a majority of the Board, including nominees Kathleen L. Bardwell, William G. Barron, Brian J. Crall, D.J. Hines, Thomas M. O'Brien, Lawrence R. Rueff, DVM, John G. Seale and Charles Thayer, are independent, as independence is defined under revised listing standards of the NASDAQ Stock Market applicable to the Company. Mr. Brown is not independent because he is an executive officer of the Company.

Corporate Governance Policy Regarding Majority Voting

        As part of the Company's continuing efforts to enhance corporate governance procedures, the Board of Directors has implemented a policy regarding director elections. Under the policy, in an uncontested election, any nominee for director who receives a greater number of votes "withheld" from his or her election than votes "for" such election shall promptly tender his or her resignation following certification of the shareholder vote. The Nominating/Corporate Governance Committee will consider the resignation offer and recommend to the Board whether to accept it. The Board will act on the Nominating/Corporate Governance Committee's recommendation within 90 days following the date of the shareholders' meeting at which the election occurred. Thereafter, the Company will promptly disclose the Board's decision whether to accept the director's resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a current report on Form 8-K filed with the Securities and Exchange Commission. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating/Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer. A copy of the Policy Regarding Majority Voting is available on the Company's web site at www.mainsourcefinancial.com.

Non-Employee Director Stock Ownership Guidelines

        The Board of Directors maintains stock ownership guidelines for directors because it believes that it is important for the Company's future success that directors own and hold a minimum number of shares of common stock of the Company in order to further align their interests and actions with the interests of the Company's shareholders. The stock ownership guidelines require non-employee directors to own a minimum of the lesser of (i) 20,000 shares of the Company's common stock or (ii) $200,000 in market value of the Company's common stock. The stock ownership guidelines provide for a transition period of five years following a director's original appointment or election to the Board during which directors must achieve full compliance with these requirements. All of the Company's non-employee directors are in compliance with the Stock Ownership Guidelines.

Director Selection Process

        The Nominating/Corporate Governance Committee has responsibility for developing criteria for selecting directors and reviewing prospective nominees to the Board pursuant to such criteria. Currently, the Nominating/Corporate Governance Committee does not maintain any formal criteria for selecting directors and may take into consideration such factors and criteria as it deems appropriate. However, in reviewing qualifications for prospective nominees to the Board, the Nominating/Corporate Governance Committee may take into consideration, among other matters, the prospective nominee's judgment, skill, educational background or equivalent lifetime experience, integrity, reputation, the ability to oversee the Company's business and affairs, the time available to serve, community involvement, civic-mindedness, and business and other experience. From time to time, the Committee will review the composition of the Board, including the skills and expertise of the current Board members, and will consider whether to add or replace a director to enhance or supplement those skills. The Committee seeks to nominate candidates who bring diverse experiences and perspectives to our Board. In evaluating candidates, the Committee's practice is to consider, among other things, diverse business experiences, the candidate's range of experiences with public and private companies, and racial and gender diversity. The Committee has not formalized this practice into a written policy.

        Nominees for the Board generally are expected to be identified by non-management members of the Board. Evaluations of potential candidates generally involve a review of the candidate's background and credentials by the Committee, interviews with members of the Committee, the Committee as a whole, or one or more other Board members, and discussions of the Committee and the Board. The Committee then recommends candidates to the full Board which, in turn, selects candidates to be nominated for election by the shareholders or to be elected by the Board to fill a vacancy.

        The Nominating/Corporate Governance Committee presently has a policy of not nominating any individual who serves on the board of directors of more than three (3) publicly-traded companies, or on the board of directors of any company that offers competitive financial services (except general online access) within the Company's primary market. The Nominating/Corporate Governance Committee does not evaluate nominees proposed by shareholders differently than other nominees to the Board.

Board Leadership Structure

        Since the retirement of Robert E. Hoptry, who served as Chairman of the Board from the founding of the Company in 1983 until his retirement in 2011, the Board has elected a lead director and combined the role of chairman of the board with the role of president and chief executive officer. The lead director has responsibility for consulting with management regarding Board meetings and meeting agendas, chairing the corporate board meeting, acting as a liaison between management and the independent directors with respect to various matters, and leading executive sessions of the independent directors both with and without the Chief Executive Officer. Since the 2011 Annual Meeting Brian Crall has served as Lead Director.

        For 2015, the Board intends to continue the existing structure with a combined chairman and chief executive officer. The Board believes that our Chief Executive Officer, Mr. Brown, is best situated to serve as Chairman because of his extensive experience in the banking industry, and the Board believes the Company and the shareholders are well served by having his industry expertise, knowledge and visibility in the combined role. The Board further believes that the existing structure has worked effectively, particularly with respect to the Lead Director's role as liaison between management and the independent directors. The Board intends to continue to consider the appropriate structure of the Board from time to time.

The Board's Role in Risk Management

        The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. The Credit and Risk Committee is responsible for overseeing the Company's overall risk management program, including credit, interest rate, liquidity, regulatory, operating (transaction), human capital, reputation, and other risks identified by the Credit and Risk Committee or the Company's risk officers from time to time. The Credit and Risk Committee meets twice per quarter, and reports to the entire Board following each Committee meeting. Additionally, the Audit Committee is responsible for addressing risks related to the Company's financial condition, the Compensation Committee is responsible for addressing risks associated with the Company's compensation plans and arrangements and the Nominating/Corporate Governance Committee is responsible for addressing governance risks. The entire Board of Directors is regularly informed about all such risks through committee reports and by reports from the Company's officers. Beginning with the 2015 Annual Meeting, the Board of Directors has formed a Regulatory Compliance Committee which will have general responsibility to oversee the Company's implementation of its compliance management system and other compliance plans, policies and procedures that are designed to respond to the various compliance and regulatory risks facing the Company.

Code of Ethics

        The Company has adopted a "Code of Ethical Conduct" to document the principles of conduct and ethics which are followed by the Company's executive officers as well as each corporate department manager, all loan review officers and each director of the Company, each person in an executive or senior management position for each subsidiary or division of the Company, all other persons occupying similar policy-making positions, and directors of any of the Company's affiliates or subsidiaries.

        The Company has also adopted a "Code of Conduct" to document the principles of conduct and ethics which are followed by the employees of the Company.

Hedging or Pledging of Company Stock

        In order to ensure that the Company's directors and executive officers have the same objectives as the Company's shareholders, the Company's Insider Trading Policy prohibits directors and executive officers from engaging in hedging or monetization transactions involving Company securities. Such transactions allow shareholders to continue to own the Company's securities without the full risks and rewards of ownership.

Communications with Independent Directors

        Shareholders or other interested parties may contact the Company's Nominating/Corporate Governance Committee through correspondence addressed to MainSource Financial Group, Inc., Attn: Nominating/Corporate Governance Committee, P.O. Box 611, Greensburg, Indiana 47240. Only the Company's internal auditors have access to this post office box and will promptly forward communications received to the members of the Nominating/Corporate Governance Committee.

        An employee, officer, shareholder or other interested party who has an interest in communicating with the Independent Directors regarding financial matters may do so by directing communication to the Chairperson of the Audit Committee, Kathleen Bardwell. Messages for the Chairperson of the Audit Committee or any other director, or the Board of Directors as a whole, may be mailed, faxed or e-mailed to the Company addressed to: Secretary, MainSource Financial Group, Inc., 2105 North State Road 3 Bypass, P.O. Box 2000, Greensburg, Indiana 47240, (812) 663-3220 (facsimile) or shareholder.relations@mainsourcefinancial.com (e-mail). All communications addressed to the Independent Directors will be forwarded to Mrs. Bardwell as representative of the Independent Directors.

PROPOSAL 2: DESCRIPTION OF THE 2015 STOCK INCENTIVE PLAN

        The following is a summary of the principal features of the 2015 Plan. The summary is qualified by the full text of the 2015 Plan, attached to this proxy statement as Appendix A.

  General

        The MainSource Financial Group, Inc., Stock Incentive Plan of 2007 (the "2007 Plan") was approved by the Company's shareholders at the 2007 annual meeting of the shareholders. As of December 31, 2014, 101,723 shares remained available for issuance under the 2007 Plan. The Board of Directors believes equity awards are a significant part of the Company's ability to attract, retain, incentivize, and motivate key people whose skills and performance are critical to the Company's success. Thus, the Board of Directors desires to make additional shares available for equity-based awards through the MainSource Financial Group, Inc. 2015 Stock Incentive Plan (the "2015 Plan"). The 2015 Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code ("Code"), non-qualified stock options, stock appreciation rights, share awards of restricted stock, performance share units and other equity based awards (alternatively, the "Awards") tied to certain performance goals to eligible key employees, officers, and directors of the Company and its subsidiaries. Capitalized terms in this Proposal 2 that are otherwise undefined in this Proxy Statement shall have the same meaning set forth in the attached 2015 Plan.

  Key Provisions

        The following are the key provisions of the 2015 Plan:

Provision of Plan	Description
Eligible Participants:	Employees, directors, and consultants of our Company and its subsidiaries, and any successor entity that adopts the 2015 Plan.
Share Reserve:	1,000,000 shares of common stock ("Shares").
Award Types:	• Nonqualified Stock Options
• Incentive Stock Options
• Stock Appreciation Rights
• Restricted Stock
• Performance Share Units
• Bonus Stock Awards
Vesting:	Determined by the Compensation Committee of the Board of Directors.
Award Limits:	• No more than 500,000 shares will be cumulatively available for the grant of Options or SARs under the 2015 Plan.
• No single Participant will be granted an Option or SAR for more than 50,000 Shares.
Repricings:	Repricing of outstanding Awards is not permitted without the approval of the shareholders, except for certain ratable capitalization adjustments as set forth in the 2015 Plan.
Effective Date:	The 2015 Plan was effective on January 1, 2015, contingent upon approval by the Company's shareholders.
Plan Termination Date:	Ten years from the effective date of the 2015 Plan.

  Administration

        The 2015 Plan will be administered by the Executive Compensation Committee (the "Committee") of the Board of Directors. The Committee has the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules or procedures, adjust Awards and take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2015 Plan.

  Eligibility

        All employees, directors, and consultants of the Company and its subsidiaries, and any successor entity that adopts the 2015 Plan, are eligible to receive Awards as participants under the 2015 Plan. Currently, there are approximately 800 employees and 8 directors who are eligible for Awards under the 2015 Plan. The Committee will select the participants based on their functions and responsibilities, the value of the services they provide to the Company or such other factors as the Committee, in its sole discretion deems relevant.

  Available Shares

        The 2015 Plan authorizes the issuance of up to 1,000,000 shares of common stock, plus the number of (i) common shares under the 2015 Plan that are forfeited, cancelled or expire unexercised; (ii) common shares that are tendered to or withheld by the Company in connection with the exercise of options; (iii) common shares that the Company purchases with the cash proceeds received upon option exercises; (iv) common shares settled in cash; and (v) common shares equal to the value, as determined by the Committee, of the income tax deductions recognized by the Company in connection with the exercise of nonqualified stock options and disqualifying dispositions of common shares acquired; provided, however, no more than 500,000 Shares will be cumulatively available for the grant of Options or SARs under the 2015 Plan, and no participant may receive an Option or SAR for more than 50,000 Shares under the 2015 Plan. The total number of reserved Shares represents approximately 4.6% of the Company's issued and outstanding shares of common stock as of March 9, 2015. Shares that remain unpurchased or undistributed upon the expiration of the Award may be subject to future Award by the Committee. Only the number of Shares issued, net of the Shares tendered, will be used as the basis for determining the number of remaining Shares available under the Plan. The Committee has the discretion to determine the number of Shares available for Awards and may include Shares ceased to be subject to Award, forfeited shares, Shares under an Award that would otherwise terminate, Shares received by the Company upon exercise of an Award, any Shares repurchased by the Company on the market or otherwise; provided, however, the aggregate repurchase price is no greater than the amount of cash proceeds received by the Company from the exercise of Options granted under the Plan. No person will have rights as a shareholder as to the Shares subject to an Award until the Shares vest or other action is taken in the sole discretion of the Committee. The Committee may provide that stock-based Awards earn dividends or dividend equivalents, which may be paid in cash, common shares or credited to an account designated in the name of a participant.

  Acceleration of Awards

        Awards may be accelerated so as to become fully vested, exercisable and released from any restrictions or contingencies upon the participant's death, disability, retirement, or in connection with a change in control. The Committee may also accelerate the exercisability or vesting of an Award to the extent such actions involve an aggregate number of Shares not in excess of five percent of the number of Shares initially available for Awards. The 2015 Plan defines "change in control" to include the following: (i) the consummation of any merger, consolidation or similar transaction involving the Company in which the persons who are shareholders of the Company immediately prior to the transaction own, after the transaction, 50 percent or less of the voting rights of all voting rights of the surviving entity; (ii) any sale, lease, exchange, transfer or other disposition of all or substantially all of the Company's assets; and (iii) any tender, exchange or purchase (other than by the Company or any Company-sponsored employee benefit plan or members of the board of directors) of shares of stock that represent more than 25 percent of the voting power of the Company; or (iv) a change in a majority membership of the Board over a two-year period unless the election of each director at the beginning of the period was approved by at least a majority of the directors then in office. Outstanding Awards may be accelerated in connection with a change in control if the awards are not continued, assumed or replaced, or if the Awards are continued, assumed or replaced but within two years after the change in control the Participant's employment or other service is involuntarily terminated for reasons other than for "cause."

  Performance Goals

        Awards may be granted subject to the satisfaction of performance goals as determined by the Committee from time to time. The performance goals will require a targeted level or levels of financial achievement with respect to one or more of the following business criteria: (i) return on assets; (ii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iii) net income; (iv) total shareholder return; (v) return on equity; (vi) affiliate or division operating income; (vii) pre- or after-tax income; (viii) cash flow; (ix) cash flow per share; (x) earnings per share (basic or diluted); (xi) return on invested capital; (xii) economic value added (or an equivalent metric); (xiii) share price performance; (xiv) improvement in, or attainment of, expense levels; and (xv) improvement in or attainment of working capital levels. The performance goals may differ from participant to participant and from Award to Award.

  Stock Options

        The Committee may designate options awarded under the 2015 Plan as incentive stock options or nonstatutory stock options. The Internal Revenue Code limits the grant of incentive stock options to employees and imposes other conditions that options must satisfy to qualify as incentive stock options. Options not designated as incentive stock options are referred to as "nonqualified" options. The principal difference between incentive stock options and nonqualified options is their tax treatment for the Company and the participant. See "Federal Income Tax Consequences" below.

        Each option granted under the 2015 Plan must be evidenced by a written agreement that specifies the type of option, the number of Shares covered, the exercise price, when and under what circumstances the option becomes exercisable, any restrictions on transferability of shares received on the exercise, the duration of the option and such other terms and conditions as the Committee determines, within the limits prescribed by the 2015 Plan.

        The Committee will determine the per share exercise price of all options, but the exercise price may not be less than 100 percent of the fair market value of the Shares covered by the option on the date of grant. No option may be exercised more than 10 years after its date of grant. Payment of the exercise price may be made with cash, with previously owned Shares, by the delivery of cash by a broker-dealer in a cashless exercise or by a combination of these methods. Unless the terms of a participant's stock option agreement provide otherwise, if a participant's relationship with the Company ceases for any reason other than disability or death, any options held by such participant will terminate if termination is for cause or if the options are not otherwise exercisable at the time of termination. If termination of service is due to retirement, any vested, unexpired and unexercised options held by the Participant will thereafter be fully exercisable until the expiration of the exercise period set forth in the option. If a participant's relationship with the Company ceases due to disability or death, the Award is fully exercisable until the expiration of the exercise period set forth in the option.

        Unless the Committee provides otherwise, Awards generally are not transferable except by will or the laws of descent and distribution. A participant may designate a beneficiary, however, who may exercise the option following the participant's death. Incentive stock options may be granted only to the Company's employees.

  Stock Appreciation Rights

        Stock appreciation rights ("SARs") may be granted under the 2015 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. Subject to certain limitations in the 2015 Plan, the Committee will determine both the number of shares of common stock related to each SAR and the exercise price for a stock appreciation right. Each SAR will be evidenced by an Award Agreement specifying the SARs' price, expiration date, number, conditions to exercise, and other terms and conditions specified by the Committee, in its sole discretion.

        Upon the exercise of a SAR, a participant will be entitled to receive payment from the Company in an amount determined by multiplying (x) the positive difference between Fair Market Value of a Share on the date of the exercise and the exercise price by (y) the number of Shares with respect to which the SAR is exercised. Such payment may be made in cash, in Shares with a cash equivalent, or a combination of the two, in the sole discretion of the Committee.

  Restricted Stock

        The 2015 Plan also authorizes the Committee to grant shares of restricted stock to participants as performance based compensation. Restricted stock grants will be subject to vesting period and other restrictions imposed by the Committee, such as the achievement of specific Company or individual performance goals, but any performance-based Awards of restricted stock must be held for at least one year before they can be earned. The performance goals will be selected from among those listed above under the heading "Performance Goals."

        Each grant of restricted stock will be evidenced by an award agreement that specifies the period of restriction, the number of shares of restricted stock granted, and such other provisions as the Committee determines. Generally, all rights with respect to the restricted stock will be exercisable only during the participant's lifetime and only by the participant. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. During the period of restriction, participants holding restricted stock may exercise full voting rights with respect to the shares, unless the applicable award agreement provides otherwise. Upon the lapse of the applicable period of restriction, the shares of restricted stock will become transferable.

  Performance Share Units

        The 2015 Plan also authorizes the Committee to grant "performance share units," which provide that if the specified performance goals set by the Committee at the time of grant are achieved over the period of time specified by the Committee (the "Performance Period"), the participant will receive the value of the performance share units. Payments may be made in Shares, cash or a combination thereof, as determined by the Committee. The Committee may set the target for achieving the performance goals on or before the latest date permissible to enable the performance share units to qualify for "performance based compensation" under Code Section 162(m). Each performance share unit will be evidence by an award agreement that specifies the number of performance share units, the Performance Period, the performance goals and such other terms and conditions as the Committee, in its sole discretion, determines.

  Bonus Stock Awards

        The 2015 Plan also authorizes the Committee to grant awards of bonus stock in consideration for past services actually rendered to the Company or any Affiliate for its benefit under terms deemed appropriate by the Committee, in its sole discretion, as evidenced in an award agreement. Shares awarded under a bonus stock award may, but need not, be subject to vesting, as determined by the Committee. Upon a change in control , any bonus stock, to the extent subject to vesting, will immediately vest.

  Limits on Transferability and Exercisability

        No award may be sold, transferred, assigned, pledged or hypothecated, other than by will or the laws of descent and distribution. During a participant's lifetime, all rights to an award will be exercisable only by the participant. Options and SARs will be exercisable at such times as the Committee determines and specifies in the applicable award agreement . In the discretion of the Committee, however, nonqualified options may be transferred to immediate family members, to trusts for the benefit of immediate family members or partnerships or limited liability companies in which the participant and/or the immediate family members are the only equity owners.

  Amendment and Discontinuance

        The Board of Directors may amend, alter or discontinue the 2015 Plan, subject to certain restrictions. Generally, the Board may not make any amendment, alteration or discontinuance that would adversely affect any outstanding award unless the participant consents in writing. The Committee may modify or adjust an award, however, if necessary to avoid a material charge or expense to the Company or an affiliate, to cause the 2015 Plan to comply with applicable law or to permit the Company to claim a tax deduction. Shareholder approval is required for any supplement, amendment or alteration to the 2015 Plan or to an award agreement that would increase the number of Shares subject to the 2015 Plan or increase the maximum number of options, SARs, shares of restricted stock, performance share units, or bonus stock that may be awarded to an individual participant. For purposes of clarification, shareholder approval is not required for adjustments authorized in the 2015 Plan to reflect stock dividends and splits, recapitalizations and similar changes.

 CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

        The following is a brief summary of the federal income tax provisions currently applicable to stock options, SARs, restricted stock, performance share units, or bonus stock granted under the 2015 Plan. The laws that govern the tax aspects of awards under the 2015 Plan are highly technical and are subject to change.

  Nonqualified Stock Options and SARs

        On the exercise of a nonqualified stock option, a participant will recognize ordinary income equal to the excess of the fair market value of the Shares acquired on the exercise of the nonqualified stock option over the purchase price (the "spread"). A participant who is subject to the six-month shortswing profit recovery provisions of Section 16(b) of the Exchange Act (generally executive officers and directors), however, will not recognize ordinary income at the time of exercise of the stock option but rather upon the expiration of the six-month period under Section 83(c)(3) of the Code. An employee participant shall be subject to withholding of income and payroll taxes by the Company on the spread as required by federal and state law. A participant will not recognize any taxable income upon the grant of a nonqualified stock option. On the exercise of a SAR, the participant will recognize ordinary income equal to amount received upon the exercise of the SAR. An employee participant shall be subject to withholding of income and payroll taxes by the Company on the income from the exercise of a SAR as required by federal and state law. The Company generally will be entitled to a federal income tax deduction in an amount equal to the compensation income recognized by the participant.

  Incentive Stock Options

        A participant will not recognize taxable income on the grant or exercise of an incentive stock option. The spread at the time of exercise, however, will constitute a tax preference item in determining whether the participant is liable for the alternative minimum tax. Such alternative minimum tax may be payable even though the participant does not receive any cash upon the exercise of the incentive stock option with which to pay such tax. Upon the sale of shares acquired pursuant to the exercise of an incentive stock option after the later of (i) two years from the date of grant of the incentive stock option, or (ii) one year after the date of exercise (the "ISO Holding Period"), the participant will recognize capital gain or loss, as the case may be, measured by the difference between the net sales proceeds received on the sale and the exercise price. However, the Participant will recognize ordinary income on such amount if the amount if realized by a sale of such shares prior to the ISO Holding Period. The Company is not entitled to any tax deduction by reason of the grant or exercise of an incentive stock option, or by reason of a disposition of stock received upon exercise of an incentive stock option, if the ISO Holding Period is satisfied. The Company does receive a deduction if the participant disposes of the shares before the expiration of the ISO Holding Period. If the options exercisable for the first time by a participant during any calendar year have a fair market value in excess of $100,000, those options will be treated as nonqualified stock options and will be subject to the same tax treatment as nonqualified stock options, as discussed above.

  Restricted Stock

        A participant who receives an award of restricted stock may make an election under Section 83(b) of the Code to have the Award taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares granted will be taxed as capital gain (or loss) on the later sale of the shares. Any such election (a "Section 83(b) election") must be made and filed with the Internal Revenue Service within 30 days after receipt in accordance with the Income Tax Regulations under Section 83(b). The amount of income subject to tax upon a Section 83(b) election is the difference between the fair market value of the stock at grant and the amount paid for the grant. If the participant does not make a Section 83(b) election, the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares lapse ("vesting"). The amount of income subject to tax upon vesting is the difference between the fair market value of the stock at vesting and the amount paid for the grant. Any dividends paid on restricted stock where a Section 83(b) election has not been made are compensation income to the participant. The Company is generally entitled to a tax deduction for any compensation income taxed to the participant, subject to the provisions of Section 162(m) of the Code.

  Performance Share Units

        A participant who receives an award of performance share units also may make a Section 83(b) election to have the award taxed as compensation income at the date of receipt with the same result as described above under "Restricted Stock." If the participant does not make the Section 83(b) election, he or she will not recognize taxable income until the performance share units vest and the participant receives stock and/or cash distributed in payment of the award. At that time, the participant must recognize income, which is taxed as compensation in an amount equal to the fair market value of the shares delivered and/or the amount of cash paid. The Company generally will be allowed a corresponding tax deduction equal to the compensation taxable to the participant, subject to the provisions of Code Section 162(m).

  Potential Limitation on Deductions

        Compensation of persons who are "covered employees" of our Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation.

        In accordance with Treasury Regulations (defined below) issued under Section 162(m) of the Code, compensation attributable to awards of stock options and stock appreciation rights will qualify as performance-based compensation if (i) such awards are approved by a compensation committee composed solely of "outside directors", (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the plan is approved by the shareholders, and (iv) the exercise or strike price of the Award is not less than the fair market value of the stock on the date of grant. It is intended that options and SARs granted under the 2015 Plan qualify as performance-based compensation that is exempt from the $1 million deduction limitation. "Treasury Regulations" means the regulations promulgated by the United States Department of the Treasury pursuant to the Code.

        Further, in accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to restricted stock awards, and restricted stock unit awards granted under a plan will qualify as performance-based compensation if (i) the award is granted by a compensation committee composed solely of "outside directors," (ii) the award becomes vested or is settled, as applicable, only upon the achievement of a performance goal based upon objective business criteria established in writing by the compensation committee within 90 days after the commencement of the performance period and while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the settlement of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the shareholders have approved the material terms that may be incorporated into an award by the compensation committee (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

        It is intended that the Committee may grant restricted stock awards and restricted stock unit Awards under the 2015 Plan that qualify as performance-based compensation that is exempt from the

$1 million deduction limitation. The foregoing is only a summary, based on the current Code and Treasury Regulations thereunder, of the U.S. federal income tax consequences to the participant and us with respect to the grant and exercise of options and other awards under the 2015 Plan. The summary does not purport to be complete, and it does not address the tax consequences of the participant's death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

  Internal Revenue Code Section 409A

        The above discussion does not address the federal income tax consequences of awards under Section 409A of the Code. Section 409A was added to the Code by the American Jobs Creation Act of 2004 and generally affects amounts deferred under a covered non-qualified deferred compensation plan after December31, 2004, and such prior deferrals under a plan that has been materially modified after October 3, 2004. Section 409A provides that covered amounts deferred under a non-qualified deferred compensation plan are includable in the participant's gross income and subject to 20 percentage points of additional tax plus, in certain cases, an interest charge, to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts. Certain types of awards under the 2015 Plan (other than incentive stock options and nonqualified stock options that meet the rules to be exempt from Section 409A) may be subject to Section 409A. It is the intent of the Board that awards under the 2015 Plan be structured so that they are not subject to Section 409A. If subject to Section 409A, however, the 2015 Plan and the award agreements are intended to comply with Section 409A requirements.

Our Board of Directors recommends that you vote "FOR" Proposal 2. To be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Program and Committee

        The Compensation Committee of the Company's Board of Directors is responsible for evaluating compensation levels and compensation programs for the Company's executive officers and for determining, and in some cases recommending to the Company's Board of Directors, appropriate compensation awards for executive management. The Committee seeks to provide executives with the opportunity to earn cash and non-cash compensation, and to encourage, motivate and reward the Company's executive management for achieving both current year performance and long-term shareholder value.

Compensation Philosophy and Objectives

        In general, the compensation policies adopted by the Committee are designed to attract, retain and motivate the Company's executives to meet the Company's business objectives with the goal of enhancing long-term shareholder value. Additionally, the policies seek to provide a vehicle for the Committee to evaluate and measure the performance of the Company and its executives, and to compensate executives in accordance with the results of those evaluations. The policies align executive compensation with Company objectives, business strategy and financial performance. The Committee pursues these objectives through a blend of both cash and non-cash compensation.

        In applying these principles, the Company seeks to:

  •
  Reward executives for achieving certain business goals, including enhancing both short-term and long-term shareholder value;

  •
  Encourage an environment that rewards performance with respect to certain goals established by the Committee;

  •
  Integrate compensation programs with the Company's short and long-term business goals;

  •
  Attract and retain key executives critical to the long-term success of the Company;

  •
  Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of stock of the Company; and

  •
  Ensure that the Company's compensation policies and programs do not encourage the Company's executives to take unnecessary or excessive risks.

Identification of Named Executive Officers for 2014

        We are required by Securities and Exchange Commission rules to disclose compensation information for certain Named Executive Officers (NEOs), as that term is defined in Item 402 of Regulation S-K. In 2014, those individuals were:

Name	Title
Archie M. Brown, Jr.	Chairman, President and CEO
James M. Anderson	Chief Financial Officer
Daryl R. Tressler	Chief Banking Officer
William J. Goodwin	Chief Credit Officer
Chris M. Harrison	Senior Vice President, Branch Administration

Executive Compensation Determinations and Committee Procedures

        The compensation programs of the Company for its executive officers are administered by or under the direction of the Compensation Committee and are reviewed on an annual basis to ensure that remuneration levels and benefits are competitive and reasonable using the guidelines described above. At the end of each fiscal year, the Committee reviews the performance of each executive officer individually and the Company in general. Additionally, the Company's Chief Executive Officer, Mr. Brown, is actively engaged in the evaluation of the other executive officers. Based upon this review, Mr. Brown makes a recommendation as to any increases in the base compensation for each executive officer. The Committee considers Mr. Brown's recommendations in making final compensation decisions.

        Similarly, at the end of each fiscal year the Committee reviews each executive officers' individual performance to determine whether to award any discretionary performance based stock to such officer. The Committee also considers the recommendations of Mr. Brown with respect to such awards.

        Role of the Compensation Consultant.    To assist in making compensation decisions for 2014 and thereafter, the Compensation Committee engaged Pearl Meyer & Partners ("Pearl Meyer") as its independent compensation consultant to provide information, recommendations, and other advice relating to executive compensation. Beginning in February 2014, Pearl Meyer, serving at the discretion of the Compensation Committee, conducted a comprehensive review of the Company's executive compensation programs. Pearl Meyer's review was intended to evaluate the composition of the Company's peer group, evaluate the competitiveness of pay for the Company's executive officers based upon the Company's peer group, review the Company's current incentive programs, review the alignment between CEO pay and performance and provide commentary and guidance on other current or potential executive compensation programs and policies. Pearl Meyer reported directly to the Compensation Committee on all work conducted. During 2014, the Committee worked with Pearl Meyer to develop a new short-term and long-term incentive award strategy for executives, as described below in Elements of Executive Compensation.

        In accordance with SEC rules and NASDAQ listing standards, the Committee took appropriate actions to confirm the independence of Pearl Meyer.

        Shareholder Advisory Vote on Executive Compensation.    At the April 2014 Annual Meeting, the Company held its fourth "say-on-pay" advisory shareholder vote on the compensation of the Company's named executive officers. The Committee considered the results of this vote, which indicated broad support among shareholders for the Company's compensation programs. For the 2014 executive compensation program, no specific component of the program was altered based on the results of the say-on-pay vote. The Committee and the Company's Board of Directors believe that the Company's executive compensation has been appropriately tailored to its business strategies, aligns pay with performance, and reflects best practices regarding executive compensation. The Committee will continue to consider shareholder sentiments about the Company's core principles and objectives when determining executive compensation.

        Peer Group.    As noted above, at times the Committee considers competitive industry salaries in determining cash and non-cash compensation of its executive officers. Specifically, the Company collects publicly-available compensation information from a peer group of similarly-sized financial institutions located in the same geographic region as the Company. The composition of the peer group is reviewed periodically and may change from time to time. In determining the appropriate financial institutions to include in the peer group in 2014, the Committee consulted with its compensation consultant, Pearl Meyer, and Company management. The Committee believes that the peer group is appropriate because of the similarities among the financial institutions in market, size and deposits.

        The following table lists the companies comprising the peer group during 2014.

Name	Location	Total Assets ($ Billions)(1)	Ticker Symbol
First Financial Bancorp	Cincinnati, OH	$6.4	FFBC
WesBanco, Inc.	Wheeling, WV	$6.1	WSBC
First Merchants Corp.	Muncie, IN	$5.4	FRME
1st Source Corporation	South Bend, IN	$4.7	SRCE
Community Trust Bancorp, Inc.	Pikeville, KY	$3.6	CTBI
First Busey Corporation	Urbana, IL	$3.5	BUSE
Republic Bancorp, Inc.	Louisville, KY	$3.4	RBCAA
Lakeland Financial Corp.	Warsaw, IN	$3.2	LKFN
First Financial Corp.	Terre Haute, IN	$3.0	THFF
S.Y. Bancorp, Inc.	Louisville, KY	$2.4	SYBTP
German American Bancorp, Inc.	Jasper, IN	$2.2	GABC
First Defiance Financial Corp.	Defiance, OH	$2.1	FDEF
Peoples Bancorp, Inc.	Marietta, OH	$2.1	PEBO
Bank of Kentucky Financial Corp.	Crestview Hills, KY	$1.9	BKYF
Horizon Bancorp	Michigan City, IN	$1.8	HBNC
Farmers Capital Bank Corp.	Frankfort, KY	$1.8	FFKT
United Community Financial Corp.	Youngstown, OH	$1.7	UCFC

(1)
As of December 31, 2013.

Elements of Executive Compensation

        The particular elements of the compensation programs for the Company's executive officers are set forth in more detail below.

        The Company's compensation program for executives consists of three key elements:

  •
  base salary;

  •
  short-term incentive (cash) compensation; and

  •
  long-term incentive (stock-based) compensation.

The Committee believes that this three-part approach best serves the interests of the Company and its shareholders. Under this approach, a portion of each executive's annual compensation is variable or "at risk;" namely, the performance based incentive (cash) compensation.

        Base Salary.    Base salary for the Company's Chief Executive Officer is set by the Committee on an annual basis. Base salaries for the Company's executive officers other than its Chief Executive Officer, as well as changes in such salaries, are made on an annual basis and are based upon recommendations by the Chief Executive Officer of the Company. The Committee's compensation decisions take into account such factors as the annual financial results of the Company, industry salaries within the Peer Group, a subjective assessment of the nature and responsibilities of the position, the quantity and quality of the contribution and experience of the officer, and the length of the officer's service with the Company, its subsidiaries and predecessors. The Committee also considers, when appropriate, recommendations of compensation consultants.

        In 2014, the Committee engaged Pearl Meyer to review the executives' base salaries to determine whether the salaries were competitive with the salaries paid by banks within the Company's peer group. Pearl Meyer reviewed compensation survey data as well as publicly-available salary information for executives with the same or similar responsibilities as the Company's executives. Pearl Meyer determined that the Company's base salaries, in the aggregate were between the 25th and 50th percentiles. Pearl Meyer recommended that the Committee continue to consider annual salary adjustments to ensure the executives' salaries remained competitive.

        Short-Term Incentive (Cash) Compensation.    In addition to base salaries, the Company awards short-term incentive compensation to its executives with the goals of motivating the executive officers to maximize the Company's profits and rewarding the executive officers for the attainment of certain established financial and non-financial goals and objectives. The short term incentive plans focus on a few performance measures, allowing for easy application and greater focus on certain key metrics.

        Short-Term Incentive Compensation Paid in 2014 for 2013 Performance.    The Company previously awarded cash bonuses to executive officers on an annual basis under the Company's annual performance based incentive bonus plan (the "2013 STIP"). The 2013 STIP became effective on April 3, 2012 and applied to the performance of executive officers from January 1, 2013 through December 31, 2013.

        Under the 2013 STIP, each of the executives is eligible to receive cash payouts when the Company's weighted average performance as compared to its peer group exceeds certain thresholds. The peer group is revisited annually. The weighted average performance is determined based on the following measures:

• earnings per share growth:	20%
• ROA:	30%
• net revenue growth:	20%
• non-performing assets/total assets:	20%

Additionally, the Committee has the discretion to include one additional objective measure for each individual which will be given 10% weight.

        Executives are eligible for a payout under the 2013 STIP if the weighted average performance ("WAP") versus the peer group exceeds the 25th percentile (thus, no payout will occur if the WAP is equal to or below the 25th percentile). Each executive's target payout will be achieved if the weighted average performance exceeds the 50th percentile, and the maximum payout will be achieved if the weighted average performance exceeds the 75th percentile. Thus, the payouts will be as follows:

WAP	Payout
0 - 25th percentile	none
greater than the 25th percentile	50% of target
greater than the 50th percentile	100% of target
greater than the 75th percentile	150% of target

        For WAP at levels in between the 25th and 75th percentile, the payout percentage will be interpolated. For example a WAP equal to the 60th percentile would equate to a payout of 120% of target. Each named executive officer's target level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target
Archie M. Brown, Jr. President and Chief Executive Officer	45% of base salary
James M. Anderson Chief Financial Officer	30% of base salary
Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	35% of base salary
William J. Goodwin Chief Credit Officer	30% of base salary
Chris M. Harrison Senior Vice President, Branch Administration	25% of base salary

        The 2013 STIP includes a mandatory deferral feature, by which two-thirds of the cash will be paid following the final calculation of the payout, and the remaining one-third will be paid on the first anniversary of the initial payment. The 2013 STIP is also subject to any claw-back language required by federal laws or regulations, including those required under Sarbanes-Oxley and Dodd-Frank.

        Short-Term Incentive Compensation Paid in 2015 for 2014 Performance.    In 2014, the Committee engaged Pearl Meyer to review and make recommendations regarding the Company's short-term incentive opportunities. Pearl Meyer considered compensation survey data and publicly available information regarding cash-based incentive plans within the Company's peer group. Pearl Meyer determined that the Company's STIP had several design characteristics which were similar to peers, including target STIP opportunities and balance among performance measures, but differed from peer and best practices by evaluating performance against peer data rather than budget or absolute goals. Overall, Pearl Meyer determined that the executives' short-term incentive and annual cash compensation opportunities were between the 25th and 50th percentile of their peers. Pearl Meyer recommended that the STIP be modified to use key financial measures compared to a board-approved annual budget, rather than peer data, to determine eligibility for awards. Following this review, the Compensation Committee approved the terms of a 2014 Short-Term Incentive Plan ("2014 STIP") to be effective for the year beginning January 1, 2014, with the first potential payout during 2015. The following are the terms of the 2014 STIP.

        Under the 2014 STIP, each of the executives is eligible to receive cash payouts when the Company's actual performance as compared to its annual budget and annual goals exceeds certain thresholds (rather than performance versus peers, as in the 2013 STIP). The performance is determined based on the following measures:

Performance Measure	Weight	Evaluated vs.
Earnings per Share	40%	Budget
Return on Assets	30%	Budget
Non-performing Assets/Total Assets	20%	Budget
Individual Goals*	10%	Goals

*
Represents one additional objective measure for each individual which is given 10% weight.

        The 2014 STIP payout begins once the Company's performance for each measure (the "Actual Performance") exceeds the pre-established Threshold for the applicable measure (thus, no payout will occur if the Actual Performance for all measures is equal to or below the Threshold). Each executive's target payout is achieved once the Actual Performance equals the Target level, and the maximum payout is achieved once the Actual Performance equals the Superior level, each of which are set by the Committee based on the Company's annual budget.

Performance	Payout
Threshold	0%
Target	100%
Superior	150%

        For Actual Performance at levels in between the Threshold and 150% of the Target, the payout percentage is interpolated. For example Actual Performance equal to 60% of the Target equates to a payout of 60% of the Target. Each named executive officer's target payout level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target Payout
Archie M. Brown, Jr. President and Chief Executive Officer	50% of base salary
James M. Anderson Chief Financial Officer	40% of base salary
Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	40% of base salary
William J. Goodwin Chief Credit Officer	40% of base salary
Chris M. Harrison Senior Vice President, Branch Administration	30% of base salary

        2014 STIP awards are also subject to claw-back to the extent required by federal laws or regulations, including those required under Sarbanes-Oxley and Dodd-Frank.

        Long-term Incentive (Stock-Based) Awards.    The Committee believes that stock-based compensation is a key component of the Company's executive compensation program because the compensation ensures that the executive's financial interests are aligned with the long-term interests of the Company's shareholders. The stock awards also encourage ownership in the Company and foster retention.

        At the annual meeting of shareholders of the Company for 2007, the Company's shareholders approved the MainSource Financial Group, Inc. 2007 Stock Incentive Plan (the "2007 Stock Incentive Plan"). The 2007 Stock Incentive Plan is intended to promote and align the interests of key employees, officers, directors, consultants, advisors and other service providers of the Company and its subsidiaries and affiliates in order to reward performance that enhances long term shareholder value, increases employee stock ownership and improves the ability of the Company and its subsidiaries and affiliates to attract, retain and motivate such persons. The 2007 Stock Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock awards. Incentive stock options may be granted only to employees. An aggregate of 650,000 shares of common stock are reserved for issuance under the 2007 Stock Incentive Plan.

        Prior to the approval by the shareholders of the 2007 Stock Incentive Plan, awards of stock options were made to executive management under the 2003 MainSource Financial Group, Inc. Stock Option Plan (the "2003 Plan"). The 2003 Plan was approved by shareholders at the 2003 Annual Meeting of Shareholders. The 2003 Plan provides for the grant of qualified (incentive) and non-qualified stock option awards. The 2003 Plan was intended to provide incentives to the Company's executive officers and key employees to work toward the long-term growth of the Company by providing them with a benefit that will increase only to the extent the value of the Common Stock increases.

        In 2015 the Board approved the MainSource Financial Group, Inc., 2015 Stock Incentive Plan (the "2015 Plan"). The 2015 Plan remains subject to the approval of the Company's shareholders. See Proposal 2 beginning on page 19 of this Proxy Statement.

        Long-Term Incentive Compensation Paid in 2014 for 2013 Performance.    In April 2011, the Board of Directors, upon the recommendation of the Compensation Committee and based upon the analysis and recommendations of the Committee's independent compensation consultant, approved a long term incentive compensation plan ("2011 LTIP") to be effective in 2011, with the first grant to occur in the second quarter of 2012. Pursuant to the 2011 LTIP, certain executive officers, including each of the named executive officers, were granted long-term stock-based compensation. The value of the long-term compensation is equal to a percentage of each executive's base salary, determined as of the date of grant based upon the closing price of the Company's stock on that date.

        Historically, the Board had granted performance based stock options to executives on a discretionary basis based upon the performance of the executive and the Company during a particular year. In 2011, following its review of the Company's executive compensation programs with its compensation consultant, the Board decided to move away from discretionary awards to an annual equity award, paid at a competitive level, not based upon the Company's financial performance. The Board's decision to replace the performance based awards with the 2011 LTIP was intended to allow executives to achieve a meaningful ownership stake in the Company, thereby aligning those executives' interests with the long-term interests of the Company's shareholders.

        The compensation paid to executives under the 2011 LTIP was a combination of stock options (25%) and restricted stock (75%). Stock options vest in a graded manner over four years, while restricted stock has a three-year cliff vesting schedule. The applicable percentages of each executive's salary for 2013 were as follows:

Name and Title	LTIP Payout
Archie M. Brown, Jr. President and Chief Executive Officer	40% of base salary
James M. Anderson Chief Financial Officer	25% of base salary
Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	30% of base salary
William J. Goodwin Chief Credit Officer	25% of base salary
Chris M. Harrison Senior Vice President, Branch Administration	20% of base salary

        Long-Term Incentive Compensation Effective 2014 Paid in 2015.    In 2014, the Committee engaged Pearl Meyer to review and make recommendations regarding the Company's long-term incentive compensation plan. Pearl Meyer reviewed compensation survey data and publicly available information regarding the Company's peer group. Pearl Meyer reported that the Company's plans were more heavily weighted to time-based awards (75%) than peer or best practices, which suggests at least 50% of long-term compensation be performance based. Additionally, Pearl Meyer reported that the long-term incentives offered to Company executives approached the median of its peers. Pearl Meyer recommended that the Company incorporate the performance evaluation component formerly used in the Company's short-term incentive compensation plan into the LTIP, with 50% of the long-term incentive time based and 50% performance based. Based on Pearl Meyer's evaluation and recommendations, the Compensation Committee approved the terms of a 2014 Long-Term Incentive Plan ("2014 LTIP") to be effective for the year beginning January 1, 2014, with the first potential payout during 2015. The following are the terms of the 2014 LTIP approved by the Committee.

        The 2014 LTIP contemplates the payment of compensation in a combination of time-based compensation, Restricted Stock (50%), and performance-based compensation, Performance Share Units (50%). Each named executive officer's target payout level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target Payout
Archie M. Brown, Jr. President and Chief Executive Officer	40% of base salary
James M. Anderson Chief Financial Officer	30% of base salary
Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	30% of base salary
William J. Goodwin Chief Credit Officer	30% of base salary
Chris M. Harrison Senior Vice President, Branch Administration	25% of base salary

        The Restricted Stock will be awarded each year equal to one-half of the target payout, and will vest on the third anniversary of the date of the award provided the employee remains employed on the vesting date (unless he or she died or became disabled).

        The Performance Share Units will be granted each year equal to one-half of the target payout. Each year will be the beginning of a new three-year performance period. At that time, the Committee will establish performance measures, goals and payout calibration for the Performance Share Units. Then, at the end of each three-year performance period, the Committee will certify the results of the performance measures and goals and will pay the earned awards out in shares of Company common stock. Dividends earned during each three-year performance period will be accrued and paid at the end of the performance period, based upon the final number of shares earned.

        The performance measures and goals will be based on financial and shareholder measures, and will be evaluated relative to internal goals and the performance of the Company's peers. Once the performance measures and goals are established, the Committee will establish threshold, target and superior levels of performance. The 2014 LTIP payout of shares will begin once the Company achieves the pre-established threshold (thus, no payout will occur if the performance is equal to or below the threshold). Each executive's target payout is achieved once the performance equals the target level, and the maximum payout is achieved once the performance equals the superior level (with interpolation between discrete points).

Performance	Payout
Threshold	0%
Target	100%
Superior	150%

        The Committee has the authority to change the performance measures, goals and targets each year at the beginning of each three-year performance period.

        Any grant of Performance Share Units by the Committee will be subject to the approval by the Company's shareholders of the Company's 2015 Stock Incentive Plan at the 2015 Annual Meeting.

        In addition to the three key elements noted above, the Company provides its executives with certain other benefits and perquisites, as follows:

        MainSource Financial Group, Inc. 401(k) and Employee Stock Ownership Plan.    The Committee considers and determines whether or not to make matching and/or profit sharing contributions to participants' accounts under the MainSource Financial Group, Inc. 401(k) and Employee Stock Ownership Plan (the "Plan"). To be eligible to receive a matching contribution, a participant must make a pre-tax deferral to the Plan. To be eligible to receive a profit sharing contribution, a participant must have completed 1,000 "hours of service" (as defined in the Plan) with a participating employer in the Plan and must be employed on the last day of the Plan year unless the participant died, became disabled or retired pursuant to the Plan's early or normal retirement provisions. For 2014, the Committee determined to match funds contributed by participants at $0.80 of every dollar contributed to the 401(k) portion of the Plan, up to the first 8.0% of each participant's salary.

        Profit Sharing Plan.    The Company provides all employees with the opportunity to participate in the profits earned by the Company. The profits are distributed annually by the Compensation Committee as a percentage of each employee's salary, in a range of 1 to 10%. The decision to award profit sharing is completely discretionary by the Committee, but has historically been based on the overall performance and profitability of the Company as shown by its earnings per share. Beginning in 2011, the Committee considered the Company's return on assets in making its profit sharing determination rather than earnings per share, based upon the Committee's belief that this performance measure better matches the goal of the plan, which is to distribute profits when there are profits to distribute. In February 2014, based upon the Company's performance in 2013, the Committee authorized a profit sharing contribution to the 401(k) portion of the Plan equal to 3.0% of each participant's base salary. In February 2015, based upon the Company's performance in 2014, the Committee authorized a profit sharing contribution to the 401(k) portion of the Plan equal to 4.5% of each participant's base salary.

        Perquisites.    The Company provides executive officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract, retain and motivate its executives. The Company periodically reviews the levels of perquisites and other benefits provided to executive officers. The perquisites currently granted to executive officers include the use of company automobiles, executive short-term disability insurance, relocation expenses, death benefits and membership in a local country club.

        Change-in-Control Agreements.    The Company has "double-trigger" change in control agreements in place with certain named executive officers and certain other officers of the Company and its subsidiaries. The purpose of the change in control agreements is to secure the continued service and dedication of the executives in the event of an actual or threatened change in control of the Company. Each change in control agreement becomes operative only upon a change in control. Payments under the agreements are in full settlement of all other severance payments that may otherwise be payable to the executive under any other severance plan or agreement of the Company. A more detailed discussion of the terms of the agreements is set forth on page 45. In determining the appropriate severance payments for each executive officer and the triggers for such severance payments, the Compensation Committee considered similar agreements offered by other financial institutions both in its peer group and elsewhere in the industry, the likelihood of a change in control, the need to continue the service of each executive officer in the event of a change in control, and the effect the change in control agreement would have on the ability to attract and retain executive officers in the absence of a threatened change in control. None of the Company's change-in-control agreements contain tax gross-up provisions.

        Executive Stock Ownership Requirements.    Effective in April 2011, the Executive Compensation Committee voted to require each of the executive officers of the Company to own and hold shares of Company stock. Specifically, the Chief Executive Officer was required to hold two times his annual base salary by April 2016, and the other executive officers are required to hold one times their annual base salary in Company stock by April 2016. In April 2014 Mr. Brown agreed to increase his stock holdings to three times his annual base salary in the coming years. Executives are required to hold any grants of options or vested shares of restricted stock until the ownership requirement has been met; provided, however, that stock options may be exercised during the holding period after they vest. Executive Officers may also sell any restricted stock necessary to meet any tax obligations arising as a result of the vesting of such restricted stock, but must hold any vested restricted stock in excess of the net after-tax liability until the ownership requirement is met.

Compensation of Executives in 2014

        The executive compensation programs and policies discussed above apply to each of the named executive officers. The actual compensation awarded to each named executive officer in 2014 and as a result of the executive's and the Company's performance in 2014 is discussed below.

        Base Salary.    In April 2014 the Compensation Committee reviewed the base salaries of each of the executive officers. The Committee considered many factors, including Pearl Meyer's analysis and recommendations based upon compensation survey data and publicly disclosed salaries of officers in the Company's peer group. In its report, Pearl Meyer determined that the Company's base salaries for executives were, in the aggregate, between the 25th and 50th percentile of market. Pearl Meyer recommended that the Committee continue to adjust executives' base salaries to keep them competitive with the market. The Committee also considered the continued improvements in the financial condition of the Company and the efforts of the executive officers to achieve those improvements. Based on its review, the Committee approved the following base salaries for the executive officers effective as of March 1, 2014:

Name and Title	2014 Base Salary
Archie M. Brown, Jr. President and Chief Executive Officer	$425,000
James M. Anderson Chief Financial Officer	$235,000
Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$250,000
William J. Goodwin Chief Credit Officer	$235,000
Chris M. Harrison SVP Branch Administration	$205,000

        Short-Term Incentive Compensation.    As noted above, effective April 3, 2012, the Company adopted a short-term incentive plan ("STIP"), pursuant to which each of the executives was eligible to receive cash payouts when the Company's weighted average performance as compared to its peer group exceeded certain thresholds. The STIP included a mandatory deferral feature, by which two-thirds of the cash was paid immediately and the remaining one-third was paid one year later provided the executive officer was still employed on that date. STIP awards are also subject to claw-back to the extent required by federal laws or regulations, including those required under Sarbanes-Oxley and Dodd-Frank.

        The incentive compensation paid in 2014 to the Company's Chief Executive Officer, Chief Financial Officer and the other "Named Executive Officers" under the STIP for services performed from January 1, 2013 to December 31, 2013, is as follows:

Name and Title	Total STIP Award for 2013	2013 STIP Award Paid in 2014	2013 STIP Award Deferred to 2015	2012 STIP Award Deferred to and Paid in 2014
Archie M. Brown, Jr. President and Chief Executive Officer	$185,306	$123,537	$61,769	$41,461
James M. Anderson Chief Financial Officer	$71,674	$47,783	$23,891	$16,209
Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$89,322	$59,548	$29,774	$20,516
William J. Goodwin Chief Credit Officer	$71,674	$47,783	$23,891	$16,158
Chris M. Harrison Senior Vice President Branch Administration	$50,303	$33,535	$16,768	$10,461

        Additionally, at its March 2015 meeting, the Compensation Committee awarded incentive compensation to the Company's Chief Executive Officer, Chief Financial Officer and the other "Named Executive Officers" under the STIP for services performed from January 1, 2014 to December 31, 2014, as follows:

Name and Title	Total STIP Award for 2014	2014 STIP Award Paid in 2015	2014 STIP Award Deferred to 2016	2013 STIP Award Deferred to and Paid in 2015
Archie M. Brown, Jr. President and Chief Executive Officer	$280,500	$187,000	$93,500	$61,769
James M. Anderson Chief Financial Officer	$124,080	$82,720	$41,360	$23,891
Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$128,500	$85,667	$42,833	$29,774
William J. Goodwin Chief Credit Officer	$124,080	$82,720	$41,360	$23,891
Chris M. Harrison Senior Vice President Branch Administration	$80,104	$53,403	$26,701	$16,768

  Long-Term Incentive Compensation.

        As noted above, the Compensation Committee has adopted a Long Term Incentive Plan ("LTIP") pursuant to which the Committee may award bonuses to certain executives for services performed during the prior year. The LTIP compensation is not based upon the Company's performance; rather, it is paid to executives as additional compensation in order to further align those executives with the interests of the shareholders.

        On February 3, 2014 the Executive Compensation Committee of the Board awarded bonuses to the named executive officers pursuant to the LTIP for services performed during 2013. The number of shares of restricted stock was calculated by dividing each employee's award by $16.08, which was the closing price of the Company's common stock on February 3, 2014, the date of grant. The restricted stock is subject to three-year cliff vesting as provided in the LTIP. The number of options was calculated using a Black-Scholes value of $3.78. The incentive compensation paid during 2014 to the Company's Chief Executive Officer, Chief Financial Officer and the other "Named Executive Officers" under the LTIP for services performed during 2013 is as follows:

Name and Title	LTIP Payout	No. of Shares of Restricted Stock	No. of Stock Options
Archie M. Brown, Jr. President and Chief Executive Officer	$155,540	7,255	10,287
James M. Anderson Chief Financial Officer	$56,939	2,656	3,766
Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$72,985	3,404	4,827
William J. Goodwin Chief Credit Officer	$56,939	2,656	3,766
Chris M. Harrison Senior Vice President Branch Administration	$38,000	1,772	2,513

        Each restricted stock award is evidenced by an award agreement between the executive and the Company which includes the following terms:

  •
  the grantee will become vested in 100% of the award on the third anniversary of the grant date; and

  •
  the Executive Compensation Committee of the Board will have the right, in its sole discretion, to cancel 60% of the award during the first year following the grant date, 40% of the award during the second year following the grant date, and 20% of the award during the third year following the grant date, if it determines that the Company suffered a material negative impact in one of those years as a result of a decision or event that occurred during the year in which the restricted stock was earned.

        Each option award is evidenced by an award agreement between the executive and the Company which provides for vesting of the options as follows: 10% of the options will vest on the first anniversary of the grant date, 20% will vest on the second anniversary of the grant date, 30% will vest on the third anniversary of the grant date and the final 40% will vest on the fourth anniversary of the grant date. In each case, vesting will be dependent upon the executive's continued employment on the vesting date.

        At its March 2015 meeting, the Committee determined the LTIP grants to the Company's Chief Executive Officer, Chief Financial Officer and the other "Named Executive Officers", consisting of restricted stock for services performed in 2014 and performance share units for the three year period beginning January 1, 2015 and ending December 31, 2017. The LTIP grants are as follows:

Name and Title	Restricted Stock Allocation	Shares of Restricted Stock(1)	Performance Share Unit Allocation	Performance Share Units(1)
Archie M. Brown, Jr. President and Chief Executive Officer	$85,000	4,343	$85,000	4,343
James M. Anderson Chief Financial Officer	$35,250	1,801	$35,250	1,801
Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$37,500	1,916	$37,500	1,916
William J. Goodwin Chief Credit Officer	$35,250	1,801	$35,250	1,801
Chris M. Harrison Senior Vice President Branch Administration	$25,625	1,309	$25,625	1,309

(1)
Based upon a share price of $19.57, which is the closing price of the Company's common stock on March 16, 2015, the date of grant.

        Each restricted stock award is evidenced by an award agreement between the executive and the Company which includes the following terms:

  •
  the grantee will become vested in 100% of the award on the third anniversary of the grant date; and

  •
  the Executive Compensation Committee of the Board will have the right, in its sole discretion, to cancel 60% of the award during the first year following the grant date, 40% of the award during the second year following the grant date, and 20% of the award during the third year following the grant date, if it determines that the Company suffered a material negative impact in one of those years as a result of a decision or event that occurred during the year in which the restricted stock was earned.

        The grant of Performance Share Units by the Committee is evidenced by an award agreement between the executive and the Company which provides that each executive will receive shares of Company stock when the Company's actual performance as compared to its peers and long-term goals exceeds certain thresholds, determined as of December 31, 2017, provided the executive remains employed by the Company on such date. The executive's eligibility for the payout of shares is determined based on the following measures:

Performance Measure	Weight	Evaluated vs.
Return on Assets	50%	Peer
Total Shareholder Return	25%	Peer
Earnings Per Share	25%	Goal

        Additionally, the award of Performance Share Units is contingent upon and remains subject to the approval of the Company's shareholders of the MainSource Financial Group, Inc. 2015 Stock Incentive Plan at the 2015 Annual Meeting of the Company's shareholders.

Accounting and Tax Considerations

        The Company's compensation program is intended to comply with Sections 162(m) and 409A of the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 162(m) of the Code, a limitation is placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance based. The Company did not have any individuals with non-performance based compensation paid in excess of the Code Section 162(m) tax deduction limit. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Code Section 409A, and such benefits do not comply with Code Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to federal and state income tax, an underpayment interest penalty and an additional federal income tax of 20% of the benefit includible in income.

Report of the Compensation Committee

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporation by reference into the Company's annual report on Form 10-K for the year ended December 31, 2013.

Members of the Compensation Committee
/s/ WILLIAM G. BARRON (Chairman) /s/ D.J. HINES /s/ THOMAS M. O'BRIEN

SUMMARY COMPENSATION TABLE

        The following table sets forth information concerning total compensation earned or paid to our Chief Executive Officer, our Chief Financial Officer and our three most highly compensated executive officers who served in such capacities as of December 31, 2014, each of whom had total annual compensation exceeding $100,000 in 2014 or in either of the preceding two years (the "named executive officers"), for services rendered to the Company during the fiscal year ended December 31, 2014.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)(1)	Option Awards ($) (f)(2)	Non-Equity Incentive Plan Compensation ($) (g)(3)	All Other Compensation ($) (h)		Total ($) (i)
Archie M. Brown, Jr.	2014	420,677	—	85,000	—	248,769	30,372	(4)	784,818
President and Chief Executive	2013	394,964	—	116,655	38,885	164,999	33,284	(4)	748,787
Officer	2012	388,470	32,016	134,750	28,875	83,281	29,194	(4)	696,586
James M. Anderson	2014	235,199	—	35,250	—	106,611	30,700	(5)	407,759
Chief Financial Officer	2013	230,886	—	42,704	14,235	63,992	34,367	(5)	386,184
	2012	227,726	10,571	51,442	10,570	32,418	28,503	(5)	361,231
Daryl R. Tressler	2014	250,659	—	37,500	—	115,441	36,450	(6)	440,050
Chief Banking Officer	2013	246,174	—	54,739	18,246	80,064	39,007	(6)	438,230
	2012	243,897	14,494	64,736	13,549	41,032	32,908	(6)	410,616
William J. Goodwin	2014	233,467	—	35,250	—	106,611	31,650	(7)	406,979
Chief Credit Officer	2013	230,285	—	42,704	14,235	63,941	35,982	(7)	387,147
	2012	224,874	10,521	51,442	10,570	32,316	61,355	(7)	391,077
Chris M. Harrison	2014	203,271	—	25,625	—	70,171	19,107	(8)	318,174
SVP—Branch Administration	2013	188,866	—	28,500	9,500	43,996	22,102	(8)	292,964
	2012	176,407	6,086	32,813	6,563	32,428	17,972	(8)	272,269

(1)
For services performed during 2014 each officer was awarded a restricted stock under the Company's Long Term Incentive Plan ("LTIP"). The number of shares of restricted stock was equal to the amount of the bonus divided by the closing price of a share of Company common stock on the grant date, March 16, 2015 ($19.57). The restricted stock awards vest 100% on the third anniversary of the grant date.

For services performed during 2013 each officer was awarded a bonus under the Company's Long Term Incentive Plan ("LTIP") in a combination of shares of restricted stock (75%) and stock options (25%). The number of shares of restricted stock was equal to the amount of the bonus divided by the closing price of a share of Company common stock on the grant date, February 3, 2014 ($16.08). The restricted stock awards vest 100% on the third anniversary of the grant date.

For services performed during 2012, each officer was awarded a bonus under the LTIP in shares of restricted stock for the period of time during the CPP Period and in a combination of shares of restricted stock (75%) and stock options (25%) for the period of time following the CPP Period. The number of shares of restricted stock was equal to the amount of the bonus divided by the closing price of a share of Company common stock on the grant date, April 10, 2013 ($13.67). The restricted stock awards for the CPP Period vest as follows: 80% on the second anniversary of the date of grant, and 20% on the third anniversary of the date of grant. The restricted stock awards for the period of time following the CPP Period vest 100% on the third anniversary of the grant date.

(2)
The amounts listed in column (f) reflect the full grant date fair values in accordance with FASB ASC topic 718.

(3)
Represents awards pursuant to the Company's Short Term Incentive Plan. The amount reported for each year does not include the portion of the award that is deferred to the subsequent year because the NEOs must be employed on the date of payment to receive the amount, but includes the portion of the award that was deferred from the prior year.

(4)
Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan; and (c) profit sharing contributions made by the Company to the 401(k) plan during 2012, 2013 and 2014.

(5)
Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan; (c) profit sharing contributions made by the Company to the 401(k) plan during 2012, 2013 and 2014, and (d) the cost of a country club membership.

(6)
Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan, (c) profit sharing contributions made by the Company to the 401(k) plan during 2012, 2013 and 2014, and (d) the cost of a country club membership.

(7)
Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan, (c) profit sharing contributions made by the Company to the 401(k) plan during 2012, 2013 and 2014 and (d) relocation expenses in 2012.

(8)
Includes (a) the matching contribution made by the Company to the 401(k) plan and (b) profit sharing contributions made by the Company to the 401(k) plan during 2012, 2013 and 2014.

Grants of Plan-Based Awards for 2014

        The following table sets forth certain information with respect to the restricted stock and options granted during or for the fiscal year ended December 31, 2014 to each of the Company's executive officers listed in the Summary Compensation Table.

								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)
											Grant Date Fair Value of Stock and Option Awards ($) (l)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh) (k)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Archie M. Brown, Jr.	3/16/15							4,343	—	—	85,000
	2/3/14							7,255	10,287	16.08	155,540
James M. Anderson	3/16/15							1,801	—	—	35,250
	2/3/14							2,656	3,766	16.08	56,939
Daryl R. Tressler	3/16/15							1,916	—	—	37,500
	2/3/14							3,404	4,827	16.08	72,985
William J. Goodwin	3/16/15							1,801	—	—	35,250
	2/3/14							2,656	3,766	16.08	56,939
Chris M. Harrison	3/16/15							1,309	—	—	25,625
	2/3/14							1,772	2,513	16.08	38,000

        On February 3, 2014, the Executive Compensation Committee of the Board awarded bonuses to the named executive officers pursuant to the LTIP for services performed during 2013. The number of shares of restricted stock was calculated by dividing each employee's award by $16.08, which was the closing price of the Company's common stock on February 3, 2014, the date of grant. The restricted stock is subject to three-year cliff vesting as provided in the LTIP. The number of options was calculated using a Black-Scholes value of $3.78. Each restricted stock award is evidenced by an award agreement between the executive and the Company which includes the following terms:

  •
  the grantee will become vested in 100% of the award on the third anniversary of the grant date; and

  •
  the Executive Compensation Committee of the Board will have the right, in its sole discretion, to cancel 60% of the award during the first year following the grant date, 40% of the award during the second year following the grant date, and 20% of the award during the third year following the grant date, if it determines that the Company suffered a material negative impact in one of those years as a result of a decision or event that occurred during the year in which the restricted stock was earned.

Each option award is evidenced by an award agreement between the executive and the Company which provides for vesting of the options as follows: 10% of the options will vest on the first anniversary of the grant date, 20% will vest on the second anniversary of the grant date, 30% will vest on the third anniversary of the grant date and the final 40% will vest on the fourth anniversary of the grant date. In each case, vesting will be dependent upon the executive's continued employment on the vesting date.

        On March 16, 2015, the Executive Compensation Committee of the Board awarded restricted stock to the named executive officers pursuant to the LTIP for services performed during 2014. The number of shares of restricted stock was calculated by dividing each employee's award by $19.57, which was the closing price of the Company's common stock on March 16, 2015, the date of grant. The restricted stock is subject to three-year cliff vesting as provided in the LTIP. Each restricted stock award is evidenced by an award agreement between the executive and the Company which includes the following terms:

  •
  the grantee will become vested in 100% of the award on the third anniversary of the grant date; and

  •
  the Executive Compensation Committee of the Board will have the right, in its sole discretion, to cancel 60% of the award during the first year following the grant date, 40% of the award during the second year following the grant date, and 20% of the award during the third year following the grant date, if it determines that the Company suffered a material negative impact in one of those years as a result of a decision or event that occurred during the year in which the restricted stock was earned.

        A more detailed discussion of the LTIP is set forth beginning on page 32 of the Compensation Discussion and Analysis Section of this Proxy Statement, and a more detailed discussion of the 2007 Stock Incentive Plan is set forth on page 19 of the Compensation Discussion and Analysis Section of this Proxy Statement.

Outstanding Equity Awards at Fiscal Year-End

        The following table includes certain information with respect to the value of all unexercised equity awards previously awarded to the executive officers named above as of December 31, 2014.

						Stock Awards
									Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)(2)
	Option Awards(1)							Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Archie M. Brown, Jr.	25,000	—	—	$17.92	8/3/18	—	—	20,235	423,316
	17,500	—	—	5.40	2/23/19
	2,102	4,906	—	13.67	4/10/23
	1,028	9,259	—	16.08	2/3/24
James M. Anderson	2,625	—	—	20.57	2/22/15	—	—	7,719	161,481
	2,625	—	—	18.04	2/22/16
	5,000	—	—	17.01	2/20/17
	10,000	—	—	5.40	2/23/19
	769	1,797	—	13.67	4/10/23
	376	3,390	—	16.08	2/3/24
Daryl R. Tressler	4,200	—	—	20.57	2/22/15	—	—	9,727	203,489
	1,575	—	—	18.04	2/22/16
	1,000	—	—	17.01	2/20/17
	986	2,303	—	13.67	4/10/23
	482	4,345	—	16.08	2/3/24
William J. Goodwin	769	1,797	—	13.67	4/10/23	—	—	7,719	161,481
	376	3,390	—	16.08	2/3/24
Chris M. Harrison	2,000	—	—	17.01	2/20/17	—	—	5,033	105,290
	3,267	—	—	5.40	2/23/19
	477	1,116	—	13.67	4/10/23
	251	2,513	—	16.08	2/3/24

(1)
All option awards and exercise prices are adjusted for stock splits and stock dividends since the date of grant.

(2)
Based on a share price of $20.92, the closing price of the Company's common stock on December 31, 2014.

        The options granted to the named executive officers with expiration dates in 2015, 2016 and 2017 are incentive stock options granted pursuant to the 2003 Plan. The terms of the options provide for vesting in four installments, with 10% vesting at the end of the first year, 20% at the end of the second year, 30% at the end of the third year and 40% at the end of the fourth year. In 2005, the vesting of the options expiring on February 22, 2015, were accelerated to provide for immediate vesting. All of the options have a total life of 10 years. A more detailed discussion of the 2003 Plan is set forth on page 32 of the Compensation Discussion and Analysis Section of this Proxy Statement.

        The options granted to Mr. Brown on August 4, 2008 were granted pursuant to the terms of the 2007 Stock Incentive Plan, have a term of ten years from the date of grant and vest on the fourth anniversary of the grant date, so long as Mr. Brown remains employed by the Company on that date. The options granted in 2009 with an expiration date of February 23, 2019 were granted pursuant to the 2007 Plan, have a term of 10 years, and vest as follows: 10% vest on December 31, 2009, an additional 20% vest on December 31, 2010, an additional 30% vest on December 31, 2011 and the final 40% vest on December 31, 2012. Notwithstanding the foregoing, none of the options granted on February 23, 2009, vested until the end of the CPP Period, which occurred on April 2, 2012. The options granted in 2013 and 2014 were granted pursuant to the 2007 Plan, have a term of 10 years, and vest as follows: 10% on the first December 31 following the grant date, 20% on the second December 31 following the grant date, 30% on the third December 31 following the grant date and 40% on the fourth December 31 following the grant date.

Option Exercises and Stock Vested—Fiscal Year 2014

        The following table summarizes for each named executive officer the number of shares acquired and amounts received upon exercise of options or the vesting of stock awards during the fiscal year ended December 31, 2014.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Archie M. Brown, Jr.	—	—	15,966	266,900
James M. Anderson	—	—	6,934	116,077
Daryl R. Tressler	—	—	8,494	142,207
William J. Goodwin	—	—	7,088	118,738
Chris M. Harrison	—	—	3,443	57,016

Equity Compensation Plan Information

        The following table sets forth information regarding securities authorized for issuance under the Company's equity compensation plans as of December 31, 2014:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	377,790	$13.46	101,723
Equity compensation plans not approved by security holders	—	—	—

Total	377,790	$13.46	101,723

Post-Employment Compensation

Change in Control Agreements

        The Company currently has "double-trigger" Change in Control Agreements in place with certain named executive officers and certain other officers of the Company or our subsidiary. During 2011, the Company entered into new Change in Control Agreements with Mr. Brown, Mr. Anderson and Mr. Tressler in replacement of their prior agreements. During 2012, the Company entered into a new Change in Control Agreement with Mr. Harrison in replacement of his prior agreement. The new agreements were entered into in order to: (i) remove the requirement under the prior change in control agreements that the Company gross-up each executive's termination payment in the event the executive was subject to excise taxes as a result of the payment; (ii) to make the Agreements generally consistent among the executives with respect to certain material terms, including the term of the Agreements, the length of time certain benefits continue following termination of employment, and the amount of notice necessary to terminate the Agreements; and (iii) to remove the enhancement of a SERP benefit which the Company does not have. Mr. Goodwin also entered into a Change in Control Agreement with the Company during 2011.

        The purpose of the Change in Control Agreements is to secure the continued service and dedication of the executives in the event of an actual or threatened "Change in Control," which is defined in the Agreements to have occurred if:

  •
  A majority of the directors as of the date of the agreement is replaced other than as the result of nomination or election by at least two-thirds of the incumbent directors;

  •
  Any person acquires beneficial ownership of 25% or more of the combined voting power of the Company's then outstanding securities, other than in certain circumstances specified in the change in control agreement;

  •
  A merger, consolidation, share exchange or similar form of corporate transaction is consummated, unless (a) holders of voting securities of the Company outstanding immediately prior to the merger represent more than 40% of the total voting power of the securities of the surviving company outstanding immediately after such transaction; (b) no person is or becomes the beneficial owner of more than 25% of the total voting power of the securities of the surviving corporation; and (c) at least one-half of the members of the board of directors of the surviving corporation were directors of the Company at the time of the Board's approval of the transaction; or

  •
  The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company, or the sale of all or substantially all of the Company's assets.

        Each Agreement has a "double trigger" feature which provides that in the event the Executive's employment is terminated by the Company other than for "Cause" (as defined in the Agreement) or by the Executive for "Good Reason" (as defined in the Agreement) within 12 months of a Change in Control of the Company (24 months for Mr. Tressler), the Executive will be entitled to receive the following benefits:

  (i)
  a lump-sum cash amount equal to the sum of (A) the Executive's base salary through the date of the Executive's termination and any bonus amounts that have become payable, to the extent not previously paid or deferred, (B) a pro rata portion of the Executive's annual bonus for the fiscal year in which the Executive's date of termination occurs in an amount at least equal to (x) the Executive's annual performance based incentive bonus earned for the last completed fiscal year of the Company (the "Bonus Amount"), multiplied by (y) a fraction, the numerator of which is the number of days in the fiscal year in which the termination occurs through the date of termination and the denominator of which is 365, and reduced by (z) any amounts paid from the Company's annual incentive plan for the fiscal year in which the Executive's termination occurs and (C) any unpaid accrued vacation; plus

  (ii)
  a lump-sum cash amount equal to the sum of (A) 2.99 times (for Mr. Brown), 2.0 times (for Messrs. Anderson, Tressler and Goodwin) or 1.5 times (for Mr. Harrison) the Executive's highest annual rate of base salary during the 12-month period immediately prior to the Executive's date of termination, plus (B) 2.99 times (for Mr. Brown), 2.0 times (for Messrs. Anderson, Tressler and Goodwin) or 1.5 times (for Mr. Harrison) the Executive's Bonus Amount; and

  (iii)
  continuation of medical, dental, accident, disability and life insurance benefits for the Executive and his dependents for a period of 12 months (24 months for Mr. Tressler and 18 months for Mr. Harrison) following the Executive's date of termination. If the Executive's date of termination is within 12 months of the earliest date on which such termination could be considered a "Retirement" (as defined in the Agreement) (24 months for Mr. Tressler and 18 months for Mr. Harrison), the benefits described in (ii) and (iii) in the preceding sentence will be reduced accordingly.

        In the event that the Executive's employment terminates other than by reason of a Qualifying Termination within 12 months of a Change in Control (24 months for Mr. Tressler), the Executive will be entitled to receive a lump-sum cash amount equal to the sum of (i) the Executive's base salary through the Executive's date of termination and any bonus amounts that have become payable, to the extent not previously paid or deferred, and (ii) any unpaid accrued vacation.

        To the extent payments made to the Executive in connection with a Change in Control, or within 12 months after a Change in Control (24 months for Mr. Tressler), would be considered "excess parachute payments" pursuant to Section 280G of the Internal Revenue Code, the benefit payment to the Executive under the Agreement, when combined with all other parachute payments to the Executive, shall be the greater of: (i) the Executive's benefit under the Agreement reduced to the maximum amount payable to the Executive such that when it is aggregated with payments and benefits under all other plans and arrangements with the Company it will not result in an "excess parachute payment;" or (ii) the Executive's benefit under the Agreement after taking into account the amount of the excise tax imposed on the Executive under Code Section 280G due to the benefit payment. None of the Company's change-in-control agreements contain a tax gross-up provision.

        Except under limited circumstances, each Agreement will terminate if the Executive or the Company terminates the Executive's employment prior to a Change in Control. Additionally, the Company may terminate each Agreement upon 12 months' written notice of termination (24 months for Mr. Tressler); provided, however, that the Agreement will continue in effect for a 12-month period after a Change in Control (24 months for Mr. Tressler) if such Change in Control occurs during the term of the Agreement.

Potential Payments Under Change in Control Agreements

        The following table shows the cash and benefits each of the named executive officers would have been eligible to receive had a change in control occurred during the fiscal year ended December 31, 2014, and had their employment been terminated on December 31, 2014. For purposes of this table, it is assumed that the termination of employment occurred on December 31, 2014.

Name	Salary ($)	Bonus ($)	Benefits ($)(1)	Gross Up ($)	Total ($)
Archie M. Brown, Jr.	1,270,750	554,065	35,408	—	1,860,223
James M. Anderson	470,000	143,348	12,320	—	625,668
Daryl R. Tressler	500,000	178,644	23,694	—	702,338
William J. Goodwin	470,000	143,348	33,034	—	646,382
Chris M. Harrison	307,500	75,455	16,388	—	399,342

(1)
Consists of medical, dental, accident, disability and life insurance benefits. The value is based upon the type of insurance coverage the Company carried for each executive officer as of December 31, 2014, and is valued at the premiums in effect on December 31, 2014. This amount was calculated with the assumptions used for financial reporting purposes under generally accepted accounting principles in accordance with Accounting Standards Codification (ASC) 715.

        Acceleration of Options.    Additionally, both the 2003 Plan and the 2007 Stock Incentive Plan provide for the acceleration of the vesting of options upon the occurrence of a change in control (as defined in the applicable plan). Had a change in control occurred on December 31, 2014, all of the options granted to the named executive officers in 2014 would have vested.

        Acceleration of Restricted Stock.    The 2007 Stock Incentive Plan provides for the acceleration of the vesting of restricted stock upon the occurrence of a change in control (as defined in the Plan). Had a change in control occurred on December 31, 2014, all of the restricted stock held by the named executive officers would have vested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows the number of our common shares beneficially owned as of December 31, 2014 (unless otherwise indicated) by each person known to the Company to own beneficially more than five percent (5%) of the issued and outstanding common stock of the Company:

Name and address of beneficial owner	Aggregate Number Of Shares Beneficially Owned		Percent of Shares Outstanding(1)
Dimensional Fund Advisors LP	1,554,512	(2)	7.17%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746
Black Rock, Inc.	1,331,904	(3)	6.10%
40 East 52nd Street
New York, NY 10022

(1)
Based on the number of shares outstanding at December 31, 2014.

(2)
This information is based on information filed with the Securities and Exchange Commission via Schedule 13G/A on February 5, 2015. Dimensional Fund Advisors LP ("DFA"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, DFA does not possess investment and/or voting power over the shares of Company common stock that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. DFA disclaims beneficial ownership of such securities.

(3)
This information is based on information filed with the Securities and Exchange Commission via Schedule 13G/A on January 12, 2015, by Black Rock, Inc. The shareholder is deemed to be the beneficial owner of 1,331,904 in aggregate number of shares of the Company's common stock as a result of being a parent holding company or control person.

        The following table shows the number of our common shares beneficially owned as of March 9, 2015 by the Company's directors, nominees for election as directors, the executive officers named in the Summary Compensation Table, and the directors and executive officers of the Company as a group.

Name (Age)	Aggregate Number Of Shares Beneficially Owned		Percent of Shares Outstanding(1)
James M. Anderson (43)	50,493	(2)	*
Kathleen L. Bardwell (58)	11,700		*
William G. Barron (65)	600,469	(3)	2.77%
Archie M. Brown, Jr. (54)	105,669	(4)	*
Brian J. Crall (55)	28,438	(5)	*
Philip A. Frantz (70)	72,682	(6)	*
William J. Goodwin (55)	27,651	(7)	*
Chris M. Harrison (47)	17,943	(8)	*
D.J. Hines (63)	32,543	(9)	*
Thomas M. O'Brien (58)	57,654	(10)	*
Lawrence R. Rueff, DVM (61)	36,274	(11)	*
John G. Seale (55)	30,019	(12)	*
Charles Thayer (71)	27,472	(13)	*
Daryl R. Tressler (63)	134,688	(14)	*

All directors and executive officers as a group (14 persons)	1,233,698		5.69%

*
Represents less than 1% of the Company's outstanding common shares.

(1)
Based on the number of shares outstanding at March 9, 2015 (21,672,475 shares).

(2)
Includes 279 shares owned of record by Mr. Anderson as custodian for his daughter, 408 shares owned of record by Mr. Anderson as custodian for his son, 10,729 shares held on his behalf under the Company's 401(k) plan, 7,719 restricted shares, and 21,395 shares to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act of 1934 (the "Exchange Act").

(3)
Includes 45,791 shares held in IRAs on Mr. Barron's behalf, 50,014 shares held in IRAs on behalf of Mr. Barron's wife, 100,011 shares held in a generation skipping trust of which Mr. Barron is the co-trustee, 401,312 shares held in a trust of which Mr. Barron's wife is the trustee, and 1,525 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(4)
Includes 20,423 shares owned of record by Mr. Brown jointly with his wife, 19,381 shares held on his behalf under the Company's 401(k) Plan, 20,235 restricted shares, and 45,630 shares to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act of 1934 (the "Exchange Act").

(5)
Includes 2,835 shares held in an IRA on Mr. Crall's behalf, 1,120 shares held in an IRA on behalf of Mr. Crall's wife, and 6,525 shares to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(6)
Includes 2,007 shares owned of record by Mr. Frantz's wife, 20,891 shares owned of record by Mr. Frantz jointly with his wife, and 7,575 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(7)
Includes 7,719 restricted shares and 1,145 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(8)
Includes 4,849 shares held on his behalf under the Company's 401(k) plan, 5,033 restricted shares and 5,995 shares to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(9)
Includes 13,492 shares held of record in an IRA on Mr. Hines' behalf, 630 shares owned of record by Mr. Hines jointly with his wife, 853 shares held of record in an IRA on behalf of Mr. Hines' wife, 432 shares owned of record by Mr. Hines' wife jointly with their daughter, 82 shares owned of record by Mr. Hines' wife jointly with their son, 350 shares owned of record by Mr. Hines' wife as custodian for their son, 695 shares owned of record by Mr. Hines for benefit of his grandchildren, and 6,525 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(10)
Includes 44,334 shares held in 2 revocable trusts of which Mr. O'Brien is a co-trustee.

(11)
Includes 10,742 shares held in an IRA on Dr. Rueff's behalf, 7,792 shares held in an IRA on behalf of Dr. Rueff's wife and 4,420 shares held by Dr. Rueff jointly with his wife.

(12)
Includes 6,500 shares held of record in an IRA on Mr. Seale's behalf, 8,797 shares held in by Mr. Seale in a 401(k) plan and 4,747 shares held in an IRA on behalf of Mr. Seale's wife.

(13)
Includes 15,000 shares held of record in an IRA on behalf of Mr. Thayer.

(14)
Includes 1,648 shares owned of record by Mr. Tressler jointly with his wife, 65,347 shares held on his behalf under the Company's 401(k) plan, 9,727 restricted shares, 6,613 shares owned of record by Mr. Tressler's wife, 940 shares owned by Mr. Tressler's wife jointly with his daughter, 948 shares owned by Mr. Tressler's wife jointly with his son, 539 shares owned by Mr. Tressler's wife as custodian for his grandson, 539 shares owned by Mr. Tressler's wife as custodian for his granddaughter, and 8,243 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

 PROPOSAL 3: ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION
POLICIES AND PROCEDURES.

        The Dodd Frank Wall Street Reform and Consumer Protection Act requires, among other things that, the Company permit a non-binding advisory vote on the compensation of the Company's named executive officers, as described in the Compensation Discussion and Analysis and the related tabular disclosure regarding named executive officer compensation in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives the Company's stockholders the opportunity to endorse or not endorse the Company's executive pay program and policies.

        The Board of Directors of the Company believes that the Company's compensation policies and procedures are centered on a pay-for-performance culture and are closely aligned with the long-term interests of shareholders. As a shareholder, you have an opportunity to endorse or not endorse the Company's executive compensation program through the following resolution:

          "Resolved, that the shareholders hereby approve the overall executive compensation policies and procedures employed by the Company with respect to its named executive officers, as described in the Compensation Discussion and Analysis and the related tabular disclosure contained in the Company's Proxy Statement for its 2015 Annual Meeting."

        Because your vote is advisory, it will not be binding on the Board and may not be construed as overruling a decision by the Board. Your vote will also not create or imply any additional fiduciary duty by the Board or restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

        The Board of Directors recommends a vote "FOR" approval of this resolution.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF CROWE HORWATH, LLP
AS THE COMPANY'S REGISTERED PUBLIC ACCOUNTING FIRM (INDEPENDENT AUDITORS)

        At its February 2015 meeting, the Audit Committee of the Board of Directors recommended and approved the appointment of Crowe Horwath LLP as the Company's independent public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the fiscal year ending December 31, 2015. The Company is seeking the shareholders' ratification of such action.

Report of the Audit Committee

        The Audit Committee of MainSource Financial Group, Inc. is composed of four directors who the Board of Directors has determined are "independent" as defined by NASDAQ Stock Market listing standards. The Audit Committee's responsibilities are set forth in a written charter approved by the Board of Directors. The charter is also reviewed annually by the Audit Committee. A copy of the Audit Committee charter is available on the Company's website at www.mainsourcefinancial.com. The Audit Committee has determined that its members meet the financial literacy requirements of the NASDAQ Stock Market listing standards.

        Management of the Company has primary responsibility for the Company's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board. This audit serves as a basis for the auditor's opinion in the annual report to shareholders addressing whether the financial statements fairly present the Company's financial position, results of operations and cash flows and for the auditor's report of the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes. For the fiscal year ended December 31, 2014, the Audit Committee engaged Crowe Horwath LLP to serve as the Company's independent auditor.

        In discharging its oversight responsibility, the Audit Committee met and held discussions with management and the independent auditor. Management represented to the Audit Committee that the Company's consolidated financial statements as of and for the year ended December 31, 2014 were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed these consolidated financial statements with management. The Audit Committee discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T.

        The independent auditor also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) for independent auditor communications with Audit Committees concerning independence, and the Audit Committee discussed with the independent auditor that firm's independence. In addition, the Audit Committee approved in advance all non-audit engagements by the Company's independent auditor. The Audit Committee determined that the independent auditor's provision of non-audit services to the Company is compatible with maintaining that firm's independence.

        Based upon the discussions and reviews referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

        Respectfully submitted by the members of the Audit Committee:

/s/ KATHLEEN L. BARDWELL (Chairperson) /s/ BRIAN J. CRALL /s/ THOMAS J. O'BRIEN /s/ JOHN G. SEALE

 Fees Paid to Independent Registered Public Accountants

        The following table presents fees for professional services rendered by Crowe Horwath LLP for the audit of the Company's annual financial statements for 2013 and 2014 included on Form 10-K, the integrated audit of internal controls over financial reporting as required under Section 404 of the Sarbanes-Oxley Act, the review of the interim consolidated financial statements included in Forms 10-Q filed during the years 2013 and 2014, and the review of various other SEC filings during 2013 and 2014. Fees billed for audit-related services, tax services and all other services rendered by Crowe Horwath LLP for 2013 and 2014 are also presented below. Representatives from Crowe Horwath LLP are expected to be present at the meeting.

	2013	2014
Audit Fees	$330,000	$343,250
Audit-Related Fees(1)	31,900	63,076
Tax Fees(2)	91,875	87,325
All Other Fees(3)	128,800	12,500

Total	$582,575	$506,151

(1)
Includes fees, including reimbursement of expenses, paid for the audit of the Company's benefit plans, required FDICIA reporting procedures, review of documents related to the Company's registration statement and consulting on various accounting and auditing matters.

(2)
Includes fees paid for income tax return preparation, assistance with quarterly tax estimates and research on various tax matters.

(3)
Includes fees paid for a subscription to an accounting research database, fees paid for consultation services and fees paid for asset liability management review services.

Pre-Approval by Audit Committee of Independent Accountant Services

        The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditor, except as described below.

        Under its current charter, it is the policy of the Audit Committee to pre-approve all non-audit services, including tax work, or other allowable services to be performed by external accountants or auditors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided by Crowe Horwath LLP pursuant to these exceptions in the 2014 fiscal year.

 SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 2014 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 except for:

  •
  three form 4s for Mr. Anderson, reporting four transactions, including the grant of restricted stock, the grant of options, and two sales of stock for purposes of paying taxes as a result of the vesting of restricted stock;

  •
  one form 4 for Mr. Barron, reporting four purchases of stock;

  •
  three form 4s for Mr. Brown, reporting four transactions, including the grant of restricted stock, the grant of options, and two sales of stock for purposes of paying taxes as a result of the vesting of restricted stock;

  •
  one form 5 for Mr. Crall, reporting a gift made during the prior year;

  •
  three form 4s for Mr. Goodwin, reporting four transactions, including the grant of restricted stock, the grant of options, and two sales of stock for purposes of paying taxes as a result of the vesting of restricted stock;

  •
  three form 4s for Mr. Harrison, reporting four transactions, including the grant of restricted stock, the grant of options, and two sales of stock for purposes of paying taxes as a result of the vesting of restricted stock; and

  •
  three form 4s for Mr. Tressler, reporting four transactions, including the grant of restricted stock, the grant of options, and two sales of stock for purposes of paying taxes as a result of the vesting of restricted stock.

SHAREHOLDER PROPOSALS

        To be considered for inclusion in next year's proxy statement, shareholder proposals must be submitted in writing by November 23, 2015, to the Company's Secretary, 2105 North State Road 3 Bypass, Greensburg, Indiana 47240, and be in proper form under SEC Regulation 14A, Rule 14a-8, Shareholder Proposals. In addition, the Company's By-laws provide that any shareholder wishing to nominate a candidate for director or propose other business at the Annual Meeting, which nomination or proposal will not be included in the Company's proxy materials, must give the Company written notice not less than 60 days or more than 90 days before the meeting, and the notice must provide certain other information as described in the By-laws. Copies of the By-laws are available to shareholders free of charge upon request to the Company's Secretary. The persons named in the proxies retain the discretion to vote proxies on matters of which the Company is not properly notified at its principal executive offices on or before 60 days before the meeting, and also retain such authority under certain other circumstances. For additional information regarding the shareholder nomination process, please see "Communications with Independent Directors" on page 18.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF
PROXY MATERIALS FOR THE 2015 ANNUAL MEETING

        The U.S. Securities and Exchange Commission's e-proxy rules require companies to post their proxy materials on the internet and permit them to provide only a Notice of Internet Availability of Proxy Materials to shareholders. For this proxy statement, we have chosen to follow the SEC's "notice only" so, pursuant to the Notice of Internet Availability of Proxy Materials sent to shareholders on or about March 25, 2015, a shareholder who wishes to receive a paper or e-mail copy of the proxy materials must request one. The copies are free of charge. We are posting a full set of our proxy materials (this proxy statement, the proxy card and our Annual Report to Shareholders for the fiscal year ended December 31, 2014) online. The Company's Proxy Statement for the 2015 Annual Meeting of Shareholders, Proxy Card and Annual Report to Shareholders for the fiscal year ended December 31, 2014, are available at: http://www.edocumentview.com/MSFG.

ADDITIONAL INFORMATION

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for e-proxy notices, proxy statements, and annual reports with respect to two or more shareholders sharing the same address by delivering a single copy addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. Brokers with account holders who are Company shareholders may be "householding" our proxy materials. Under this procedure, the Company is delivering a single copy of the Notice of Internet Availability of Proxy Materials or a paper copy of the proxy materials, as applicable, to multiple shareholders who share the same address, unless the Company has received contrary instructions from one or more of the shareholders. Once "householding" communications to your address begin, "householding" will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in "householding." If, at any time, you no longer wish to participate in "householding" and would prefer to receive separate proxy materials, you may (1) notify your broker, (2) direct your written request to: Secretary, MainSource Financial Group, Inc., 2105 North State Road 3 Bypass, Greensburg, Indiana 47240, or (3) contact the Secretary of the Company, James M. Anderson, at (812) 663-6734. Shareholders who hold their securities in street name and who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker. Shareholders who hold their shares in their own name should contact the Secretary of the Company. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Advance Notice Procedures for Annual Meeting Business

        Under our By-laws, no business may be brought before an annual meeting except in one of the following ways: (i) it is specified in the notice of the meeting (which includes shareholder proposals that the Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934); (ii) such business is otherwise brought before the meeting by or at the direction of the Board of Directors; or (iii) such business is brought before the meeting by a shareholder who has delivered notice to the Company (containing certain information specified in our By-laws) not less than 60 nor more than 90 days prior to the meeting. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement.

 OTHER MATTERS

        As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By Order of the Board of Directors,

James M. Anderson
Secretary

March 25, 2015

Appendix A

 MAINSOURCE FINANCIAL GROUP, INC. 2015
STOCK INCENTIVE PLAN

(Effective as of January 1, 2015)

A-i

A-ii

 MAINSOURCE FINANCIAL GROUP INC.
2015 STOCK INCENTIVE PLAN

SECTION 1

PURPOSE AND DURATION

        1.1.    Establishment of the Plan.     MainSource Financial Group, Inc., an Indiana corporation, hereby establishes an equity-based incentive compensation plan to be known as the MainSource Financial Group, Inc. 2015 Stock Incentive Plan. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Share Units. This Plan and the grant of Awards hereunder are expressly conditioned upon the Plan's approval by the shareholders of the Company. The Plan is adopted effective as of January 1, 2015; however, no Options may be exercised, and no other Award may be exercised or otherwise paid until the Plan has been approved by a majority of the Shares of the Company represented at the shareholder's meeting at which approval of the Plan is considered, as specified in Section 10.2.

        1.2.    Purposes of the Plan.     The purposes of this Plan are to further the growth and financial success of the Company and its Affiliates by aligning the interests of the Participants, through the ownership of Shares and through other incentives, with the interests of the Company's shareholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of officers and employees who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

        1.3.    Definitions.    For purposes of this Plan, the following words and phrases will have the following meanings when capitalized in the Plan, including any Supplements, unless a different meaning is plainly required by the context:

          1.3.1.  "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder includes such section or regulation, any valid regulation promulgated under such section and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          1.3.2.  "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships, limited liability companies, joint ventures and Subsidiaries) controlling, controlled by or under common control with the Company.

          1.3.3.  "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock or Performance Share Units.

          1.3.4.  "Award Agreement" means the written agreement which sets forth the terms and provisions applicable to each Award granted under this Plan.

          1.3.5.  "Beneficiary" means the person or persons designated by a Participant to receive the benefits under this Plan, if any, which become payable as a result of the Participant's death.

          1.3.6.  "Board" or "Board of Directors" means the Board of Directors of the Company serving at the time that this Plan is approved by the shareholders of the Company or thereafter.

          1.3.7.  "Bonus Stock means an Award granted to a Participant pursuant to Section 9.

          1.3.8.  "Cashless Exercise" means, if there is a public market for the Shares, the payment of the Exercise Price of Options (a) through a "same day sale" commitment from the Participant and a FINRA Dealer whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such stock to forward the Exercise Price directly to the Company, or (b) through a "margin" commitment from the Participant and a FINRA Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the Exercise Price and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

          1.3.9.  "Cause" means, for purposes of determining whether and when a Participant has incurred a Termination of Service for Cause, any act or failure to act which: (a) results in removal or permanent prohibition of the Participant from participating in the conduct of the Company's or a Subsidiary's affairs by an order issued under section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, 12 USC 1818(e)(4) and (g)(1); or (b) permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for "cause" as defined in such agreement or arrangement. In the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then "Cause" for purposes of this Plan will mean (i) the willful and continued failure of a Participant to perform his required duties as an Employee or Non-employee Director of the Company or any Subsidiary; (ii) any action by a Participant which involves willful misfeasance or gross negligence; (iii) the requirement of or direction by a federal or state regulatory agency which has jurisdiction over the Company or any Subsidiary to terminate the employment of a Participant; (iv) the conviction of a Participant of the commission of any criminal offense which involves dishonesty or breach of trust; (v) any intentional breach by a Participant of a material term, condition or covenant of any agreement between the Participant and the Company or any Subsidiary or (v) removal or permanent prohibition of the Participant from participating in the conduct of Company's or a Subsidiary's affairs by an order issued under section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, 12 USC 1818(e)(4) and (g)(1).

          1.3.10.  "Change in Control" will have the meaning assigned to such term in Section 12.2.

          1.3.11.  "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future law, legislation or regulation amending, supplementing or superseding such section or regulation.

          1.3.12.  "Committee" means the Executive Compensation Committee of the Board serving on the date that this Plan is approved by the shareholders of the Company or thereafter.

          1.3.13.  "Company" means MainSource Financial Group, Inc., an Indiana corporation and any successor thereto. With respect to the definition of Performance Goals, the Committee, in its sole discretion, may determine whether "Company" means MainSource Financial Group, Inc. and its Subsidiaries on a consolidated basis.

          1.3.14.  "Covered Employee" means an Employee who, on the last day of the taxable year, is (i) the chief executive officer of the Company or is acting in such a capacity, or (ii) among the four highest compensated officers (other than the chief executive officer) for the taxable year.

          1.3.15.  "Director" means any individual who is a member of the Board.

          1.3.16.  "Disability" means a disability as determined for purposes of the Federal Social Security Act which qualifies the Participant for permanent disability insurance payments in accordance with such Act. Disability for purposes of the Plan will not include any disability which is incurred while the Participant is on leave of absence because of military or similar service and for which a governmental pension is payable.

          1.3.17.  "Effective Date" means January 1, 2015.

          1.3.18.  "Employee" means all employees of the Company or an Affiliate, whether such employees are employed on the date that this Plan is adopted by the Board or become employed subsequent to such approval.

          1.3.19.  "Exercise Period" means the period during which an Option will be exercisable in accordance with the applicable Award Agreement and Section 5 or the period during which a Stock Appreciation Right will be exercisable in accordance with the applicable Award Agreement and Section 6.

          1.3.20.  "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

          1.3.21.  "Fair Market Value" means the per share closing price for the Shares, as reported by the NASDAQ Stock Market or by such other exchange or market on which the Shares are then listed or regularly traded, determined as of the day on which the applicable Award is granted to a Participant.

          1.3.22.  "FINRA Dealer" means a broker-dealer who is a member of the Financial Industry Regulating Authority.

          1.3.23.  "Fiscal Year" means the annual accounting period of the Company.

          1.3.24.  "Grant Date" means, with respect to any Award granted under this Plan, the date on which the Award was granted by the Committee, regardless if the Award Agreement to which the Award relates is executed subsequent to such date.

          1.3.25.  Grantee" means an individual who has been granted an Award.

          1.3.26.  "Incentive Stock Option" means an Option granted under this Plan to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Code Section 422.

          1.3.27.  "Non-employee Director" means any individual who is a member of the Board of Directors and who is not an employee of the Company.

          1.3.28.  "Nonqualified Stock Option" means an Option granted under this Plan to purchase Shares which is not an Incentive Stock Option.

          1.3.29.  "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          1.3.30.  "Exercise Period" means the period during which an Option will be exercisable in accordance with the applicable Award Agreement and Section 5.

          1.3.31.  "Participant" means an Employee or Non-employee Director to whom an Award has been granted.

          1.3.32.  "Performance Goals" means, except as otherwise provided in Sections 7.4.2 and 8.3.2, the goals which must be attained, as determined by the Committee in its sole discretion, utilizing the United States Treasury Department final "Guidance on Sound Incentive Compensation Policies" and any subsequent guidance hereafter provided by applicable statute, rule or regulation, for a Participant to earn an Award. As determined by the Committee in its sole discretion, the Performance Goals applicable to each Award granted under the Plan to a Participant who is not a Covered Employee, will provide for a targeted level or levels of financial achievement with respect to one or more of the following business criteria: (a) return on assets; (b) earnings before interest, taxes, depreciation and amortization (EBITDA); (c) net income; (d) total shareholder return; (e) return on equity; (f) Affiliate or division operating income; (g) pre- or after-tax income; (h) cash flow; (i) cash flow per share; (j) earnings per share (basic or diluted); (k) return on invested capital; (l) economic value added (or an equivalent metric); (m) share price performance; (n) improvement in or attainment of expense levels; and (o) improvement in or attainment of working capital levels. The Performance Goals may differ from Participant to Participant and from Award to Award.

          1.3.33.  "Performance Period" means the period of time during which Performance Goals must be achieved with respect to an Award, as determined by the Committee in its sole discretion.

          1.3.34.  "Performance Share Unit" means an Award granted to a Participant pursuant to Section 8.

          1.3.35.  "Period of Restriction" means the period during which Shares of Restricted Stock are subject to transfer restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of specific target levels of performance (in the case of "performance-based compensation" under Code Section 162(m)), or the occurrence of such other events as may be determined by the Committee in its sole discretion.

          1.3.36.  "Plan" means the MainSource Financial Group, Inc. 2015 Stock Incentive Plan, as set forth in this document and as hereafter amended from time to time.

          1.3.37.  "Restricted Stock" means an Award granted to a Participant pursuant to Section 7.

          1.3.38.  "Retirement" means, in the case of a Participant, Termination of Service on or after attaining age 65 for reasons other than Cause, death or Disability.

          1.3.39.  "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future rule or regulation amending, supplementing or superseding such rule.

          1.3.40.  "Section 16 Person" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions which involve equity securities of the Company.

          1.3.41.  "Shares" means the whole shares of issued and outstanding regular voting common stock, no par value, of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in Section 3.6, or the stock of any successor to the Company which is so designated for the purposes of the Plan.

          1.3.42.  "Stock Appreciation Right" or "SAR" means an Award, granted alone or in tandem with a related Option, that is designated as a "SAR" pursuant to Section 6.

          1.3.43.  "Subsidiary" means a corporation, partnership or limited liability company, a majority of the outstanding voting stock, general partnership interests or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, or trustees, as the case may be, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency. A Subsidiary includes any Subsidiary of the Company as of the Effective Date and each entity that becomes a Subsidiary of the Company after the Effective Date.

          1.3.44.  "Termination of Service" in the case of an Employee, means the occurrence of any act or event or any failure to act, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in a Participant ceasing, for whatever reason, to be an Employee of the Company or an Affiliate, including, but not limited to, death, Disability, Retirement, termination by the Company or an Affiliate of the Participant's employment with the Company or an Affiliate (whether with or without Cause) and voluntary resignation or termination by the Participant of his or her employment with the Company or an Affiliate. A Termination of Service will also occur with respect to an Employee who is employed by an Affiliate if the Affiliate ceases to be an Affiliate of the Company and the Participant does not immediately thereafter become an Employee of the Company or another Affiliate. For purposes of this Plan, transfers or changes of employment of a Participant between the Company and an Affiliate (or between Affiliates) will not be deemed a Termination of Service. "Termination of Service" in the case of a Non-employee Director means the failure to be reelected to the Board or resignation or removal from the Board. Whether or not a Termination of Service has occurred will be interpreted in accordance with Treasury Regulation §1.409A-1(h).

 SECTION 2

ADMINISTRATION

        2.1.    The Committee.     This Plan will be administered by the Committee. The decision or action of a majority of the actual number of members of the Committee will constitute the decision or action of the Committee. The Committee will consist of not less than three Directors. The members of the Committee will be appointed from time to time by, and will serve at the pleasure of, the Board. The Committee will be comprised solely of Directors who are (a) "nonemployee directors" under Rule 16b-3, and (b) "outside directors" as described in Treasury Regulation Section 1.162-27(e)(3), and (c) "independent" under the director independence requirements of the NASDAQ Stock Market or, if it changes, the principal securities exchange or market on which the Shares are then traded or listed. Failure of the Committee to be so comprised will not result in the cancellation, termination, expiration or lapse of any Award.

        2.2.    Authority of the Committee.     Except as limited by law or by the Articles of Incorporation or By-Laws of the Company, and subject to the provisions of this Plan, the Committee will have full power and discretion to: (a) select Employees and Non-employee Directors who will participate in the Plan; (b) determine the sizes and types of Awards; (c) determine the terms and conditions of Awards in a manner consistent with this Plan; (d) construe and interpret this Plan, all Award Agreements and any other agreements or instruments entered into under this Plan; (e) establish, amend or waive rules and regulations for the Plan's administration; and (f) amend the terms and conditions of any outstanding Award and applicable Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in this Plan; provided however, the Committee may only accelerate the exercisability or vesting of an Award in connection with a Participant's death, Disability, Retirement, or in connection with a Change in Control. The Committee may also accelerate the exercisability or vesting of an Award to the extent such actions involve an aggregate number of Shares not in excess of five percent of the number of Shares initially available for Awards.

        2.3.    Delegation by the Committee.     The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to grants to Section 16 Persons, (b) in any way which would jeopardize this Plan's qualification under Code Section 162(m) or Rule 16b-3 or (c) adversely impact Awards under Rule 16b-3.

        2.4.    Decisions Binding.     All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section 2.3 will be final, conclusive and binding on all persons, including the Company and Participants. No such determinations will be subject to de novo review if challenged in court.

        2.5.    Considerations in Establishing Performance Goals.     In determining appropriate Performance Goals and the relative weight accorded each Performance Goal, the Committee must:

          2.5.1.  Balance risk and financial results in a manner that does not encourage Participants to expose the Company and its Subsidiaries to unnecessary or excess risks; and

          2.5.2.  Monitor the success of the Performance Goals and weighting established in prior years, alone and in combination with other incentive compensation awarded to the same Participants, and make appropriate adjustments in future calendar years as needed so that payments appropriately incentivize Participants and appropriately reflect risk.

 SECTION 3

SHARES SUBJECT TO THIS PLAN

        3.1.    Number of Shares.

          3.1.1.    Maximum Number.    Subject to adjustment as provided in Section 3.6, the maximum number of Shares cumulatively available for issuance under this Plan pursuant to the: (a) exercise of Options; (b) grant of SARs; (c) grant of Shares of Restricted Stock; (d) payment of Performance Share Units or (e) issuance of Bonus Stock, will not exceed One Million (1,000,000) Shares plus; (i) Shares tendered (actually or by attestation) to the Company in connection with the exercise of Options; (ii) Shares purchased by the Company in the open market or otherwise using the cash proceeds upon the exercise of Options; (iii) Shares settled hereunder in cash; (iv) Shares withheld pursuant to Section 11; and (v) the number of Shares equal to the value, as determined by the Committee in its sole discretion, of the income tax deductions recognized by the Company in connection with the exercise of Non-Qualified Stock Options and disqualifying dispositions of Shares acquired on the exercise of Incentive Stock Options, determined as of the date on which the Company's federal income tax return is filed less the total number of Shares previously issued under this Plan, and less the total number of Shares then subject to outstanding Options or other Awards. The foregoing share reserve will be supplemented by an additional number of Shares that remain in acquired company plans that are assumed by the Company.

          3.1.2.    Limits Based on Award Type.    In calculating the number of Shares available for issuance under this Plan, (a) no more than Five Hundred Thousand (500,000) Shares will be cumulatively available for the grant of Options or SARs under this Plan, and (b) during any Fiscal Year, no Participant will be granted an Option or SAR for more than Fifty Thousand (50,000) Shares. Shares issued under this Plan may be either authorized but unissued Shares, treasury Shares or reacquired Shares (including Shares purchased in the open market), or any combination thereof, as the Committee may from time to time determine in its sole discretion.

          3.1.3.    Forfeited and Unpurchased Shares.    Shares covered by an Award that are forfeited or that remain unpurchased or undistributed upon termination or expiration of the Award may be made the subject of further Awards to the same or other Participants. If the exercise price of any Option is satisfied by tendering Shares (by either actual delivery or attestation), only the number of Shares actually issued, net of the Shares tendered, will be deemed issued for purposes of determining the number of Shares available for Awards under this Plan. Additionally, if Shares are withheld pursuant to Section 11.2, only the number of Shares actually issued, net of the Shares withheld, will be deemed issued for purposes of determining the number of Shares available for Awards under this Plan.

        3.2.    Release of Shares.     Subject to the limitations set forth in this Plan, the Committee will have full authority to determine the number of Shares available for Awards and, in its sole discretion, may include (without limitation) as available for distribution (a) any Shares that have ceased to be subject to an Award; (b) any Shares subject to an Award that have been previously forfeited; (c) any Shares under an Award that otherwise terminates without the issuance of Shares being made to a Participant; (d) any Shares that are received by the Company in connection with the exercise of an Award, including the satisfaction of any tax liability or tax withholding obligation; or (e) any Shares repurchased by the Company in the open market or otherwise, having an aggregate repurchase price no greater than the amount of cash proceeds received by the Company from the exercise of Options granted under this Plan. Any Shares that are available immediately prior to the termination of the Plan, or any Shares returned to the Company for any reason subsequent to the termination of the Plan, may be transferred to a successor plan.

        3.3.    Restrictions on Shares.     Shares issued upon exercise of an Award will be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its sole discretion may determine and provide in the Award Agreement. The Company will not be required to issue or deliver any certificates for Shares, cash or other property prior to the (a) listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded), and (b) completion of any registration or qualification of such shares under federal, state, local or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable. The Company may cause any certificate for any Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in this Plan or as the Committee may otherwise require. Participants, or any other persons entitled to benefits under this Plan, must furnish to the Committee such documents, evidence, data or other information as the Committee considers necessary or desirable for the purpose of administering this Plan. The benefits under this Plan for each Participant, and each other person who is entitled to benefits hereunder, are to be provided on the condition that he furnish full, true and complete data, evidence or other information, and that he promptly signs any document reasonably related to the administration of this Plan requested by the Committee. No fractional Shares will be issued under this Plan; rather, fractional shares will be aggregated and then rounded to the next lower whole Share.

        3.4.    Shareholder Rights.     Except with respect to Restricted Stock as provided in Section 7 and dividend rights as provided in Section 3.5, no person will have any rights of a shareholder (including, but not limited to, voting rights) as to Shares subject to an Award until, after proper exercise or vesting of the Award or other action as may be required by the Committee in its sole discretion, such Shares have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant. Upon exercise of the Award or any portion thereof, the Company will have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer. No payment or adjustment will be made for rights for which the record date is prior to the date such Shares are recorded as issued and transferred in the Company's official shareholder records (or the records of its transfer agents or registrars), except as otherwise provided herein or in an Award Agreement.

        3.5.    Dividends and Dividend Equivalents.     The Committee may provide that Awards denominated in Shares earn dividends or dividend equivalents. Such dividends and dividend equivalents may be paid currently in cash or Shares or may be credited to an account established by the Committee in the Participant's name. In addition, dividends or dividend equivalents paid on outstanding Awards or issued Shares may be credited to such account rather than paid currently. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents. Notwithstanding the foregoing, dividends or dividend equivalents on unvested portions of Awards whose vesting is subject to the achievement of specified Performance Goals may, as set forth in an Award Agreement, be subject to the same restrictions as the underlying Shares or units to which such dividends or dividend equivalents relate.

        3.6.    Changes in Stock.

          3.6.1.    Substitution of Stock and Assumption of Plan.    In the event of any change in the Shares by virtue of any stock dividends, stock splits, recapitalizations or reclassifications or any acquisition, merger, consolidation, share exchange, tender offer or other combination involving the Company that does not constitute a Change in Control but that results in the acquisition of a Subsidiary by the Company, or in the event that other stock is substituted for the Shares as the result of any merger, consolidation, share exchange or reorganization or any similar transaction which constitutes a Change in Control of the Company, the Committee will correspondingly adjust the

  (a) number, kind and class of Shares which may be delivered under this Plan, (b) number, kind, class and price of Shares subject to outstanding Awards (except for mergers or other combinations in which the Company is the surviving entity), and (c) numerical limits of Sections 3.1, 6.1, 7.1, 8.1 and 9.1, all in such manner as the Committee in its sole discretion determines to be advisable or appropriate to prevent the dilution or diminution of such Awards; provided, however, in no event will the One Hundred Thousand and 00/100 Dollar ($100,000) limit on Incentive Stock Options contained in Section 5.1 be affected by an adjustment under this Section 3.6.1. The Committee's determinations under this Section 3.6.1 will be final and conclusive.

          3.6.2.    Conversion of Shares.    In the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of stock which are subject to this Plan and to each outstanding Award will, automatically by virtue of such Change in Control, be converted into and replaced by securities of the Successor, having full voting, dividend, distribution, preference and liquidation rights, and the number of shares subject to an Award, the calculation of an Award's value and the purchase price per share upon exercise of the Award will be correspondingly adjusted so that, by virtue of such Change in Control of the Company, each Participant will (a) in the case of Options, have the right to purchase (i) that number of shares of stock of the Successor which have a Fair Market Value, as of the date of such Change in Control of the Company, equal to the Fair Market Value, as of the date of such Change in Control of the Company, of the Shares of the Company theretofore subject to each Option, and (ii) for a purchase price per share which, when multiplied by the number of shares of stock of the Successor subject to each Option, will equal the aggregate exercise price at which the Participant could have acquired all of the Shares previously optioned to the Participant; and (b) in the case of Awards other than Options, have the right to receive that number of shares of stock of the Successor which have a Fair Market Value, as of the date of such Change in Control of the Company, equal to the Fair Market Value, as of the date of the Change in Control of the Company, of the Shares of the Company to which each Award relates. The Committee, in its sole discretion, will determine the method by which Awards of Performance Share Units will be adjusted due to a Change in Control of the Company. Shares issued in connection with the Awards that are assumed, converted or substituted under this Section 3.6.2 will not reduce the number of Shares reserved for issuance under Section 3.1.

        3.7.    Book-Entry Securities.     The Company shall have the right to maintain all Awards in book-entry form in the name of the Participant until such time as such Awards shall have been vested and the requirements of Section 3.3 have been met.

SECTION 4

ELIGIBILITY

        4.1.    Eligibility.    Except as herein provided, the individuals who are eligible to participate in this Plan and be granted Awards are those individuals who are Employees of the Company or any Affiliate and Non-employee Directors of the Company. The Committee may, from time to time and in its sole discretion, select Employees and Non-employee Directors of the Company to be granted Awards and will determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the Employees or Non-employee Director to the Company or its Affiliates, the value of the Employee or Non-employee Director's services (past, present and future) to the Company or its Affiliates and such other factors deemed relevant by the Committee in its sole discretion. An Employee or Non-employee Director will become a Participant in this Plan as of the date specified by the Committee. A Participant can be removed as an active Participant by the Committee effective as of any date; provided, however, that no such removal will adversely affect any Award previously granted to the Participant.

        4.2.    No Contract of Employment.     Neither this Plan nor any Award Agreement executed hereunder will constitute a contract of employment between an Employee and the Company or an Affiliate, and participation in this Plan will not give an Employee the right to be rehired by or retained in the employment of the Company or an Affiliate.

        4.3.    No Right to Be Retained on Board.     Neither this Plan nor any Award Agreement executed hereunder will give any Director the right to be retained, nominated or re-elected as a Director.

SECTION 5

STOCK OPTIONS

        5.1.    Grant of Options.     Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Options to any Employee or Non-employee Director in such amounts as the Committee, in its sole discretion, may determine. The Committee may grant Incentive Stock Options, Nonqualified Stock Options or any combination thereof; provided, however, Non-employee Directors may not be granted Incentive Stock Options. Subject to the terms and provisions of this Plan, the Committee, in its sole discretion, will determine the number of Shares subject to each Option; provided, however, no Participant may be granted Incentive Stock Options under this Plan which would result in Shares with an aggregate Fair Market Value (measured on the Grant Date(s)) of more than One Hundred Thousand Dollars ($100,000) first becoming exercisable in any one calendar year.

        5.2.    Option Award Agreement.     Each Award of an Option will be evidenced by an Award Agreement that will specify the Exercise Price, the number of Shares to which the Option pertains, the Exercise Period, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, determines. The Award Agreement will also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. All grants of Options intended to constitute Incentive Stock Options will be made in accordance, and all Award Agreements pursuant to which Incentive Stock Options are granted will comply, with the requirements of Code Section 422.

        5.3.    Exercise Price.     The Exercise Price for each Option will be determined by the Committee under this Section 5.3; provided, however, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Options without shareholder approval.

          5.3.1.    Nonqualified Stock Options.    In the case of a Nonqualified Stock Option, the Exercise Price per Share will be determined by the Committee; provided, however, in no event will the Exercise Price be less than 100 percent of the Fair Market Value of the Shares to which the Nonqualified Stock Option relates, determined as of the Grant Date.

          5.3.2.    Incentive Stock Options.    In the case of an Incentive Stock Option, the Exercise Price will be not less than 100 percent of the Fair Market Value of the Shares to which the Incentive Stock Option relates determined as of the Grant Date; provided, however, that if, on the Grant Date, the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Code Section 424(d)) owns securities possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price will be not less than 110 percent of the Fair Market Value of the Shares to which the Incentive Stock Option relates, determined as of the Grant Date.

          5.3.3.    Substitute Options.    Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), individuals who become Employees on account of such transaction may be granted Options in substitution for options granted by such former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Code Section 424(a), shall determine the Exercise Price of such substitute Options. In carrying out the provisions of this Section 5.3.3, the Committee will apply the principles contained in Section 3.6.

        5.4.    Duration of Options.     Subject to the terms and provisions of Sections 10 and 12, the Exercise Period with respect to each Option will commence and expire at such times as the Committee provides in the Award Agreement, provided that:

          (a)   Incentive and Nonqualified Stock Options will not be exercisable later than the tenth anniversary of their respective Grant Dates;

          (b)   Incentive Stock Options granted to an Employee who possesses more than ten percent of the total combined voting power of all classes of Shares of the Company, taking into account the attribution rules of Code Section 422(d), will not be exercisable later than the fifth anniversary of their Grant Date(s); and

          (c)   Subject to the limits of this Section 5, the Committee may, in its sole discretion, after an Option is granted, extend the maximum term of the Option to a date not later than the earlier of (i) the end of the Exercise Period of the Options or (ii) the tenth anniversary of the Grant Date. Any such extension of an Option pursuant to this subsection will comply with the requirements of Code Section 409A, if applicable.

        5.5.    Exercisability of Options.     Subject to the provisions of Section 12 and this Section 5, all Options granted under this Plan will be exercisable at such times, under such terms and subject to such restrictions and conditions as the Committee determines in its sole discretion and as specified in the Award Agreements to which the Options relate. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

        5.6.    Method of Exercise.     Subject to the provisions of this Section 5 and the applicable Award Agreement, a Participant may exercise an Option, in whole or in part, at any time during the Exercise Period to which the Option relates by giving written notice to the Company of exercise on a form provided by the Committee (if available). Such notice will specify the number of Shares subject to the Option to be purchased and will be accompanied by payment in full of the total Exercise Price by cash or check or such other form of payment as the Company may accept. If permitted by the applicable Award Agreement, payment in full or in part may also be made by:

          (a)   Delivering Shares already owned by the Participant that have a total Fair Market Value on the date of such delivery equal to the total Exercise Price;

          (b)   The delivery of cash by a broker-dealer as a Cashless Exercise, if permitted by the Committee and the applicable Award Agreement;

          (c)   Reducing the number of Shares issued upon the exercise by the largest number of whole Shares that has a Fair Market Value that does not exceed the aggregate exercise price for the Shares exercised under this method. Shares will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) Shares used to pay the exercise price of an Option under the "net exercise" method discussed in this Section 5.6(c), (ii) Shares actually delivered to the Participant as a result of such exercise and (iii) any Shares withheld for purposes of tax withholding; or

          (d)   Any combination of the foregoing.

        If payment of the Exercise Price of an Option is made in whole or in part in the form of Restricted Stock, a number of the Shares to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the Exercise Price will be subject to the same forfeiture restrictions or deferral limitations to which the Restricted Stock was subject, unless otherwise determined by the Committee in its sole discretion.

        No Shares will be issued until full payment therefor has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if an Option is exercised using Restricted Stock, a Participant will have all of the rights of a shareholder of the Company holding the class of Shares subject to the Option (including, if applicable, the right to vote the Shares) when the Participant has given written notice of exercise, has paid the total Exercise Price, and such Shares have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant.

        5.7.    Restrictions on Share Transferability.     In addition to the restrictions imposed by Section 14.7, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal and state securities laws and the requirements of the NASDAQ Stock Market or any other national securities exchange or market on which Shares are then listed or traded.

        5.8.    Termination by Reason of Death, Disability or Retirement.     Unless otherwise provided in the Award Agreement or determined by the Committee in its sole discretion, if a Participant incurs a Termination of Service due to death or Disability, all unexpired and unexercised Options held by such Participant, regardless of their vested status, will thereafter be fully exercisable until the expiration of the Exercise Period. If a Participant incurs a Termination of Service due to Retirement, any vested, unexpired and unexercised Options held by such Participant will thereafter be fully exercisable until the expiration of the Exercise Period.

        5.9.    Other Termination.     Unless otherwise provided in the Award Agreement or determined by the Committee in its sole discretion, if a Participant incurs a Termination of Service that is involuntary on the part of the Participant (but is not due to death or Disability and is not with Cause) or is voluntary on the part of the Participant (but is not due to Retirement), any Options held by such Participant will terminate on the Termination of Service, except that such Options, to the extent exercisable at the time of Termination of Service, may be exercised until the expiration of the shorter of the following two periods: (a) the 30 consecutive-day period commencing on the date of Termination of Service, or (b) the date on which the Exercise Period expires. If a Participant incurs a Termination of Service which is with Cause, all of his Options, whether or not exercisable, will terminate immediately as of the date of such Termination of Service.

        5.10.    Special Provision for Incentive Stock Options.     Notwithstanding any other provision of this Plan to the contrary, an Incentive Stock Option will not be exercisable more than (a) three months after the Participant's Termination of Service for any reason other than Disability, or (b) one year after the Participant's Termination of Service by reason of Disability.

SECTION 6

STOCK APPRECIATION RIGHTS

        6.1.    Grant of SARs.     Subject to the terms and conditions of this Plan, the Committee, at any time and from time to time, may grant SARs to any Employee or Non-employee Director in such amounts as the Committee, in its sole discretion, determines. The Committee, in its sole discretion, may grant SARs in any combination thereof.

          6.1.1.    Number of Shares.    Subject to the limitations of Section 3, the Committee will have complete discretion to determine the number of SARs granted to any Participant.

          6.1.2.    Exercise Price and Other Terms.    The Committee, subject to the provisions of this Plan, will have complete discretion to determine the terms and conditions of SARs granted under this Plan.

        6.2.    SAR Award Agreement.     Each SAR will be evidenced by an Award Agreement that specifies the exercise price, the expiration date of the SAR, the number of SARs, any conditions on the exercise of the SAR and such other terms and conditions as the Committee, in its sole discretion, determines.

        6.3.    Expiration of SARs.     Each SAR granted under this Plan will expire upon the date determined by the Committee, in its sole discretion, as set forth in the applicable Award Agreement; provided, however, that no SAR will be exercisable later than the tenth anniversary of its Grant Date.

        6.4.    Payment of SAR Amount.     Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

          (a)   The positive difference between the Fair Market Value of a Share on the date of exercise and the exercise price; by

          (b)   The number of Shares with respect to which the SAR is exercised.

        At the sole discretion of the Committee, the payment may be in cash, in Shares which have a Fair Market Value equal to the cash payment calculated under this Section 6.4, or in a combination of cash and Shares.

        6.5.    Termination by Reason of Death, Disability or Retirement.     Unless otherwise provided in the Award Agreement or determined by the Committee in its sole discretion, if a Participant incurs a Termination of Service due to death or Disability, any unexpired and unexercised SARs held by such Participant, regardless of their vested status, will thereafter be fully exercisable until the expiration of the Exercise Period. If a Participant incurs a Termination of Service due to Retirement, any vested, unexpired and unexercised SARs held by such Participant will thereafter be fully exercisable until the expiration of the Exercise Period.

        6.6.    Other Termination.     Unless otherwise provided in the Award Agreement or determined by the Committee in its sole discretion, if a Participant incurs a Termination of Service that is involuntary on the part of the Participant (but is not due to death or Disability and is not with Cause) or is voluntary on the part of the Participant (but is not due to Retirement), any SARs held by such Participant will terminate on the Termination of Service, except that such SARs, to the extent exercisable at the time of Termination of Service, may be exercised until the expiration of the shorter of the following two periods: (a) the 30 consecutive-day period commencing on the date of Termination of Service, or (b) the date on which the Exercise Period expires. If a Participant incurs a Termination of Service which is with Cause, all of his SARs, whether or not exercisable, will terminate immediately as of the date of such Termination of Service.

SECTION 7

RESTRICTED STOCK

        7.1.    Grant of Restricted Stock.     Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to any Employee or Non-employee Director in such amounts as the Committee, in its sole discretion, determines. Subject to the limitations of Section 3, the Committee, in its sole discretion, will determine the number of Shares of Restricted Stock to be granted to each Participant.

        7.2.    Restricted Stock Award Agreement.     Each Award of Restricted Stock will be evidenced by an Award Agreement that specifies the Period of Restriction, the number of Shares granted and such other terms and conditions as the Committee, in its sole discretion, determines. Unless the Committee in its sole discretion determines otherwise, Shares of Restricted Stock will be held by the Company, and will not be delivered to any Participant until the end of the applicable Period of Restriction.

        7.3.    Transferability.    Except as provided in Section 3.3, Section 14.7, and this Section 7, Shares of Restricted Stock may not be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, until the end of the applicable Period of Restriction.

        7.4.    Other Restrictions.     The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate in accordance with this Section 7.

          7.4.1.    General Restrictions.    The Committee may impose restrictions on Restricted Stock based upon any of the following criteria: (a) the achievement of specific Company-wide, Affiliate-based, Subsidiary-based, divisional, individual Participant or other Performance Goals, (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its sole discretion; provided, however, except for (i) Awards of deferred Shares received in lieu of other Awards, (ii) Awards made to Employees to replace their awards from a prior employer that were forfeited upon the acquisition of the prior employer by the Company, and (iii) the Participant's death, Retirement or Disability, the required period of service for full vesting will be set forth in an Award Agreement. Notwithstanding the foregoing, any performance-based Awards of Restricted Stock must be held for at least one-year before they can be earned.

          7.4.2.    Section 162(m) Performance Restrictions.    Notwithstanding any other provision of this Section 7.4.2 to the contrary, for purposes of qualifying grants of Restricted Stock as "performance-based compensation" to Covered Employees under Code Section 162(m), the Committee will establish restrictions based upon the achievement of Performance Goals. The specific targets under the Performance Goals that must be satisfied for the Period of Restriction to lapse or terminate will be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under Code Section 162(m). The Performance Goals for a Covered Employee under this Section 7.4.2 will be one or more of the business criteria listed under Section 1.3.32. In granting Restricted Stock that is intended to qualify as "performance-based compensation" under Code Section 162(m), the Committee will follow any procedures determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure qualification of the Restricted Stock as "performance-based compensation" under Code Section 162(m).

          7.4.3.    Legend on Certificates.    The Committee, in its sole discretion, may require the placement of a legend on certificates representing Shares of Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock will bear the following legend:

    "THE SALE, PLEDGE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER UNDER FEDERAL AND STATE SECURITIES LAWS AND UNDER THE MAINSOURCE FINANCIAL GROUP, INC. 2015 STOCK INCENTIVE PLAN, AS SET FORTH IN AN AWARD AGREEMENT EXECUTED THEREUNDER. A COPY OF SUCH PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF MAINSOURCE FINANCIAL GROUP, INC."

        7.5.    Removal of Restrictions.     Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan will be released to a Participant as soon as practicable after the end of the applicable Period of Restriction. Except in the case of grants of Restricted Stock to Covered Employees which are intended to qualify as "performance-based compensation" under Code Section 162(m) (the vesting of which cannot be accelerated except as provided in Section 12.1), the Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or remove any restrictions. After the end of the applicable Period of Restriction, the Participant will be entitled to have any restrictive legend or legends placed on the Shares under Section 7.4.3 removed from his or her Share certificate.

        7.6.    Voting Rights.     During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the applicable Award Agreement provides otherwise.

        7.7.    Return of Restricted Stock to Company.     On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed by the last day of the Period of Restriction will revert to the Company and thereafter will be available for the grant of new Awards under this Plan.

        7.8.    Termination of Service.     Unless otherwise provided in an Award Agreement or determined by the Committee in its sole discretion, in the event of a Participant's Termination of Service due to death or Disability during the Period of Restriction, the restrictions on his Shares of Restricted Stock will lapse and the Participant (or his or her Beneficiary) will, on the date of such Termination of Service, be fully vested in the Restricted Stock. Unless otherwise provided in an Award Agreement or this Plan, in the event of a Participant's Termination of Service for any reason during the Period of Restriction other than a Termination of Service due to death or Disability, all Shares of Restricted Stock still subject to restriction will be forfeited by the Participant and thereafter be available for the grant of new Awards under this Plan; provided, however, that the Committee will have the sole discretion to waive, in whole or in part, subject to the restrictions of Section 7.4.1, any or all remaining restrictions with respect to any or all of such Participant's Shares of Restricted Stock. Notwithstanding any other provision of this Section 7 to the contrary, in the case of grants of Restricted Stock to Covered Employees that the Committee intends to qualify as "performance-based compensation" under Code Section 162(m) (the vesting of which cannot be accelerated, except as provided in Section 12.1), no shares of Restricted Stock will become vested unless the applicable Performance Goals have first been met; provided, further, that the Committee will not waive any restrictions with respect to such Restricted Stock. If the vesting of shares of Restricted Stock is accelerated after the applicable Performance Goals have been met, the amount of Restricted Stock distributed will be discounted by the Committee to reasonably reflect the time value of money in connection with such early vesting.

SECTION 8

PERFORMANCE SHARE UNITS

        8.1.    Grant of Performance Share Units.     Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Share Units to any Employee or Non-employee Director in such amounts as the Committee, in its sole discretion, determines. Subject to the limitations of Section 3, the Committee will have complete discretion in determining the number of Performance Share Units granted to each Participant.

        8.2.    Value of Performance Share Units.     Each Performance Share Unit will have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

        8.3.    Performance Goals and Other Terms.     The Committee will set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Share Units, or both, that will be paid to the Participant. Each Award of Performance Share Units will be evidenced by an Award Agreement that specifies the number of Performance Share Units, the Performance Period, the Performance Goals and such other terms and conditions as the Committee, in its sole discretion, determines.

          8.3.1.    General Performance Goals.    The Committee may set Performance Goals based upon (a) the achievement of Company-wide, Affiliate-based, Subsidiary-based, divisional, individual Participant or other Performance Goals; (b) in either absolute terms or relative to the performance of one or more comparable companies or an index which includes several companies; (c) applicable Federal or state securities laws; or (d) any other basis determined by the Committee in its sole discretion. Measurement of Performance Goals may exclude impact of charges for restructuring, discontinued operations, extraordinary items, other unusual or non-recurring items and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles.

          8.3.2.    Code Section 162(m) Performance Objectives.    Notwithstanding any other provision of this Section 8.3.2 to the contrary, for purposes of qualifying grants of Performance Share Units to Covered Employees as "performance-based compensation" under Code Section 162(m), the Committee will establish the specific targets under the Performance Goals applicable to Performance Share Units. Such targets under the Performance Goals will be set by the Committee on or before the latest date permissible to enable the Performance Share Units, as the case may be, to qualify as "performance-based compensation" under Code Section 162(m). The Performance Goals for a Covered Employee under this Section 8.3.2 will be one or more of the business criteria listed under Section 1.3.32. In granting Performance Share Units to Covered Employees which are intended to qualify as "performance-based compensation" under Code Section 162(m), the Committee will follow any procedures determined by it from time to time to be necessary or appropriate in its sole discretion to ensure qualification of the Performance Share Units, as the case may be, as "performance-based compensation" under Code Section 162(m).

        8.4.    Earning of Performance Share Units.     After the applicable Performance Period has ended, the holder of Performance Share Units will be entitled to receive those Performance Share Units, as the case may be, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the applicable Performance Goals have been achieved. Except in the case of Performance Goals applicable to Performance Share Units granted to Covered Employees which are intended to qualify as "performance-based compensation" under Code Section 162(m) (which cannot be reduced or waived except as provided in Section 12.1), after the grant of a Performance Share Unit, the Committee, in its sole discretion, may reduce or waive any Performance Goals or related business criteria applicable to such Performance Share Unit.

        8.5.    Form and Timing of Payment of Performance Share Units.     Payment of earned Performance Share Units will be made as soon as practicable in the calendar year after the end of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Share Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Share Units, as the case may be, determined as of the last day of the applicable Performance Period) or a combination thereof.

        8.6.    Termination of Service.     Unless otherwise provided in an Award Agreement or determined by the Committee in its sole discretion, in the event of a Participant's Termination of Service for any reason prior to the last day of the Performance Period, Performance Share Units applicable to the Performance Period will be forfeited and thereafter be available for the grant of new Awards under this Plan. Notwithstanding any other provision of this Section 8 to the contrary, in the case of Awards of

Performance Share Units to Covered Employees that the Committee intends to qualify as performance-based compensation" under Code Section 162(m) (the vesting of which cannot be accelerated except as provided in Section 12.1), no Performance Share Units will become vested until the applicable Performance Goals have been met.

SECTION 9

BONUS STOCK AWARDS

        9.1.    Bonus Stock Awards.     An Award of Bonus Stock may be made in consideration for past services actually rendered to the Company or any Affiliate for its benefit. Each Award Agreement relating to an Award of Bonus Stock will be in such form and will contain such terms and conditions as the Committee will deem appropriate. Each Bonus Stock Award Agreement will include (through the incorporation of these provisions by reference or otherwise) the substance of each of the following provisions:

        9.2.    Vesting.    Shares awarded under a Bonus Stock Award Agreement may, but need not, be subject to vesting, as determined by the Committee and specified in the applicable Award Agreement. Upon a Change in Control, any Bonus Stock, to the extent subject to vesting, will be immediately vested.

        9.3.    Form and Timing of Payment of Bonus Stock.     Payment of earned Bonus Stock will be made at the time set forth in an Award Agreement.

        9.4.    Termination of Service.     Upon a Grantee's Termination of Service, the Company may reacquire any or all of the Bonus Stock held by the Grantee which has not yet vested as the date of the Termination of Service under the terms of the Bonus Stock Award Agreement. If as of the Termination of Service the restrictions applicable to a Bonus Stock Award, if any, have not been satisfied, the Bonus Stock Award will be forfeited and the underlying shares of Company Stock returned to the Company.

SECTION 10

AMENDMENT, TERMINATION, AND DURATION

        10.1.    Amendment, Suspension, or Termination.     The Board may supplement, amend, alter or discontinue this Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration or discontinuation will be made which would impair the rights of a Participant under an Award without the Participant's consent, except that any supplement, amendment, alteration or discontinuation may be made to (a) avoid a material charge or expense to the Company or an Affiliate, (b) cause this Plan to comply with applicable law, or (c) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this Section 10.1, the Board, in its sole discretion at any time and from time to time, may supplement, amend, alter or discontinue this Plan without the approval of the Company's shareholders (a) to the extent such approval is not required by applicable law or the terms of a written agreement, and (b) so long as any such amendment or alteration does not increase the number of Shares subject to this Plan (other than pursuant to Section 3.6) or increase the maximum number of Options, SARs, Shares of Restricted Stock, Performance Share Units or Bonus Stock that the Committee may award to an individual Participant under this Plan. The Committee may supplement, amend, alter or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board under the foregoing provisions of this Section 10.1, and further subject to any approval or limitations the Board may impose. Notwithstanding the foregoing, in no event may the Board or the Committee amend the repricing provisions of the Plan or any Award without approval of the Company's shareholders.

        10.2.    Duration of this Plan and Shareholder Approval.     This Plan will be effective on the Effective Date and, subject to Section 10.1 (regarding the Board's right to supplement, amend, alter or discontinue this Plan), will remain in effect until the tenth anniversary thereof. No Option will be exercised and no other Award will be exercised or otherwise paid hereunder until this Plan has been approved by the holders of at least a majority of the outstanding Shares represented in person or by proxy at a meeting at which approval of this Plan is considered; and provided further, no Incentive Stock Option may be granted under this Plan after the tenth anniversary of the Effective Date.

SECTION 11

TAX WITHHOLDING

        11.1.    Withholding Requirements.     Prior to the delivery of any Shares or cash pursuant to the payment or exercise of an Award, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Federal, state and local income and employment taxes required by applicable law to be withheld with respect to the payment or exercise of such Award. In no event will any amount withheld be in an amount that would require the Company to incur accounting charges.

        11.2.    Withholding Arrangements.     The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy a tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares (except in the case of exercises of Incentive Stock Options), or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed, in the case of income tax withholding, the amount determined, based upon minimum statutory requirements, by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date the amount of income tax to be withheld is determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

SECTION 12

CHANGE IN CONTROL

        12.1.    Change in Control.

          12.1.1.    Continuation, Assumption or Replacement of Awards.    In the event of a Change in Control, the surviving or successor entity (or its parent corporation) may continue, assume or replace Awards outstanding as of the date of the Change in Control (with such adjustments as may be required or permitted by Section 3.6), and such Awards or replacements therefore shall remain outstanding and be governed by their respective terms, subject to Section 12.1.4. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section 12.1.1, an Award shall be considered assumed or replaced if, in connection with the Change in Control and in a manner consistent with Code Sections 409A and 424, either (a) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its parent corporation) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Change in Control, or (b) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Change in Control and provides for a vesting or exercisability schedule that is the same as or more favorable to the Participant.

          12.1.2.    Acceleration of Awards.    If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Change in Control, then (a) outstanding Options and Stock Appreciation Rights issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable in accordance with their terms, (b) all unvested Restricted Stock Awards, Stock Unit Awards and Performance Awards will become immediately fully vested and non-forfeitable; and (c) any Performance Criteria applicable to Restricted Stock Awards, Stock Unit Awards and Performance Awards will be deemed to have been satisfied at the target level of performance specified in connection with the applicable Award.

          12.1.3.    Payment for Awards.    If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Change in Control, then the Committee may terminate some or all of such outstanding Awards, in whole or in part, as of the effective time of the Change in Control in exchange for payments to the holders as provided in this Section 12.1.3. The Committee will not be required to treat all Awards similarly for purposes of this Section 12.1.3. The payment for any Award or portion thereof terminated shall be in an amount equal to the excess, if any, of (a) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Change in Control for the number of Shares subject to the Award or portion thereof being terminated, or, if no consideration is to be received by the Company's stockholders in the Change in Control, the Fair Market Value of such number of shares immediately prior to the effective date of the Change in Control, over (b) the aggregate exercise price (if any) for the Shares subject to the Award or portion thereof being terminated. If there is no excess, the Award may be terminated without payment. Any payment shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's stockholders in connection with the Change in Control, and may include subjecting such payments to vesting conditions comparable to those of the Award surrendered.

          12.1.4.    Termination after a Change in Control.    If and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 12.1.1, and if within two years after the Change in Control a Participant experiences an involuntary Termination of Service or other service for reasons other than Cause, then (a) outstanding Options and Stock Appreciation Rights issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable in accordance with their terms, (b) all unvested Restricted Stock Awards, Performance Share Units and Bonus Stock will become immediately fully vested and non-forfeitable; and (c) any Performance Criteria applicable to Restricted Stock, Performance Share Units and Bonus Stock will be deemed to have been satisfied at the target level of performance specified in connection with the applicable Award.

        12.2.    Definition.    For purposes of Section 12.1, a "Change in Control" of the Company will be deemed to have occurred if the conditions or events set forth in any one or more of the following subsections occur:

          (a)   The consummation of any merger, consolidation or similar transaction which involves the Company and in which persons who are the shareholders of the Company immediately prior to the transaction own, immediately after the transaction, shares of the surviving or combined entity which possess voting rights equal to or less than 50 percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis;

          (b)   Any sale, lease, exchange, transfer or other disposition of all or any substantially all of the consolidated assets of the Company;

          (c)   Any tender, exchange, sale or other disposition (other than disposition of the stock of the Company in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchase (other than purchases by the Company or any Company sponsored employee benefit plan, or purchases by members of the Board of Directors of the Company or any subsidiary) of shares of stock which represent more than 25 percent of the voting power of the Company;

          (d)   During any period of two consecutive years, individuals who at the date of the adoption of the Plan constitute the Board cease for any reason to constitute at least a majority thereof, unless the nomination of each director at the beginning of the period has been approved by directors representing at least a majority of the directors then in office;

        Notwithstanding the foregoing, a Change in Control of the Company (i) will not occur as a result of the issuance of stock by the Company in connection with any public offering of its stock; (ii) will not be deemed to have occurred with respect to any transaction unless such transaction has been approved or shares have been tendered by a majority of the shareholders who are not Section 16 Persons; or (iii) will not occur due to stock ownership by the MainSource Financial Group, Inc. Employee Stock Ownership Plan Trust Agreement, which forms a part of the MainSource Financial Group, Inc. 401(k) and Employee Stock Ownership Plan or any other employee benefit plan.

SECTION 13

LEGAL CONSTRUCTION

        13.1.    Gender and Number.     Except where otherwise indicated by the context, any masculine term used herein also includes the feminine, the plural includes the singular, and the singular includes the plural.

        13.2.    Severability.    In the event any provision of this Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of this Plan, and this Plan will be construed and enforced as if the illegal or invalid provision had never been included herein.

        13.3.    Requirements of Law.     The grant of Awards and the issuance of Shares under this Plan will be subject to all applicable statutes, laws, rules and regulations and to such approvals and requirements as may be required from time to time by any governmental authorities or any securities exchange or market on which the Shares are then listed or traded.

        13.4.    Governing Law.     Except to the extent preempted by the Federal laws of the United States of America, this Plan and all Award Agreements will be construed in accordance with and governed by the laws of the State of Indiana without giving effect to any choice or conflict of law provisions, principles or rules (whether of the state of Indiana or any other jurisdiction) that would cause the application of any laws of any jurisdiction other than the state of Indiana.

        13.5.    Headings.    The descriptive headings and sections of this Plan are provided herein for convenience of reference only and will not serve as a basis for interpretation or construction of this Plan.

        13.6.    Mistake of Fact.     Any mistake of fact or misstatement of facts will be corrected when it becomes known by a proper adjustment to an Award or Award Agreement.

        13.7.    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        13.8.    409 A Compliance.    It is intended the Plan and all Awards hereunder be administered in a manner that will comply with, or comply with an exemption from, as applicable, the requirements of

Code Section 409A, including any final regulations guidance issued by the Secretary of the Treasury and the Internal Revenue Service. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exemption from or to comply with the requirements of Code Section 409A. Notwithstanding anything in this Section to the contrary, with respect to any Award subject to Code Section 409A, no amendment to or payment under such Award will be made unless permitted under Code Section 409A and the regulations or rulings issued thereunder. Without limiting the generality of the foregoing, if any amount shall be payable with respect to any Award hereunder as a result of a Participant's Termination from Service at such time as the Participant is a "specified employee" (as defined for purposes of Code Section 409A) and such amount is subject to the provisions of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A prior to the first day of the seventh calendar month beginning after the participants' separation from service (or the date of his or her earlier death).

        Notwithstanding anything in the Plan to the contrary, none of the Company, the Committee nor any other person involved in the administration of this Plan shall in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A. By accepting an Award under this Plan, each Participant acknowledges that neither the Company, the Committee nor any other person involved with the administration of this Plan has any duty or obligation to design or administer the Plan or Awards granted thereunder in an manner that minimizes a Participant's tax liabilities, including the avoidance of additional tax liabilities under Code Section 409A.

SECTION 14

MISCELLANEOUS

        14.1.    No Effect on Employment or Service.     Neither this Plan nor the grant of any Awards or the execution of any Award Agreement will confer upon any Participant any right to continued employment by the Company, retention on or nomination to the Board or will interfere with or limit in any way the right of the Company to terminate any Employee's employment or service at any time, with or without Cause, or removal from the Board. Employment with the Company and its Affiliates is on an at-will basis only, unless otherwise provided by a written employment or severance agreement, if any, between the Employee and the Company or an Affiliate, as the case may be. If there is any conflict between the provisions of this Plan and an employment or severance agreement between a Participant and the Company, the provisions of such employment or severance agreement will control, including, but not limited to, the vesting and forfeiture of any Awards.

        14.2.    No Company Obligation.     Unless required by applicable law, the Company, an Affiliate, the Board of Directors and the Committee will not have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Shares or an Award, and such holder will have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with the receipt, exercise or distribution of an Award. In addition, the Company, an Affiliate, the Board, the Committee and any attorneys, accountants, advisors or agents for any of the foregoing will not provide any advice, counsel or recommendation to any Participant with respect to, without limitation, any Award, any exercise of an Option or any tax consequences relating to an Award.

        14.3.    Participation.    No Employee or Non-employee Director will have the right to be selected to receive an Award under this Plan or, having been selected, to be selected to receive a future Award. Participation in the Plan will not give any Participant any right or claim to any benefit under this Plan, unless such right or claim has specifically accrued under the terms of this Plan.

        14.4.    Liability and Indemnification.     No member of the Board, the Committee or any officer or employee of the Company or any Affiliate will be personally liable for any action, failure to act, decision or determination made in good faith in connection with this Plan. By participating in this Plan, each Participant agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers and employees) and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Participant in connection with his receipt of Awards under this Plan and the deferral, payment and exercise thereof. Each person who is or was a member of the Committee, or of the Board, will be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including, but not limited to, attorneys' fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement; and (b) any and all amounts paid by him in settlement thereof, with the Company's prior written approval, or paid by him in satisfaction of any judgment in any such claim, action, suit or proceeding against him; provided, however, that he will give the Company an opportunity, at the Company's expense, to handle and defend such claim, action, suit or proceeding before he undertakes to handle and defend the same on his own behalf. The foregoing right of indemnification is exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

        14.5.    Successors.    All obligations of the Company under this Plan, with respect to Awards granted hereunder, are binding on any successor to the Company, whether or not the existence of such successor is the result of a Change in Control of the Company.

        The Company will not, and will not permit its Affiliates to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change in Control of the Company unless and until the person or persons or entity or entities acquiring control of the Company as a result of such Change in Control agree(s) to be bound by the terms of this Plan insofar as it pertains to Awards theretofore granted and agrees to assume and perform the obligations of the Company and its Successor (as defined in Section 3.6.2) hereunder.

        14.6.    Beneficiary Designations.     Any Participant may designate, on such forms as may be provided by the Committee for such purpose, a Beneficiary to whom any vested but unpaid Award will be paid in the event of the Participant's death. Each such designation will revoke all prior designations by the Participant and will be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death will be paid to the Participant's spouse, if any, and the to the Participant's estate and, subject to the terms of this Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the spouse, if any, and if not by the administrator or executor of the Participant's estate.

        14.7.    Nontransferability of Awards.     Except as provided in Sections 14.7.1 and 14.7.2, no Award under this Plan can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution. In addition, no Award under this Plan will be subject to execution, attachment or similar process. Any attempted or purported transfer of an Award in contravention of this Plan or an Award Agreement will be null and void ab initio and of no force or effect whatsoever. All rights with respect to an Award granted to a Participant will be exercisable during his lifetime only by the Participant.

          14.7.1.    Limited Transfers of Nonqualified Stock Options.    Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of Nonqualified Stock Options by a Participant to (a) the Participant's spouse, any children or lineal descendants of the Participant or the Participant's spouse, or the spouse(s) of any such children or lineal descendants ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of Immediate Family Members, or

  (c) a partnership or limited liability company in which the Participant and/or the Immediate Family Members are the only equity owners, (collectively, "Eligible Transferees"); provided, however, in the event the Committee permits the transferability of Nonqualified Stock Options granted to the Participant, the Committee may subsequently, in its sole discretion, amend, modify, revoke or restrict, without the prior consent, authorization or agreement of the Eligible Transferee, the ability of the Participant to transfer Nonqualified Stock Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member will not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member. Incentive Stock Options granted under this Plan are not transferable pursuant to this Section 14.7.

          14.7.2.    Exercise by Eligible Transferees.    In the event that the Committee, in its sole discretion, permits the transfer of Nonqualified Stock Options by a Participant to an Eligible Transferee under Section 14.7.1, the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator only in the same manner, to the same extent and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Participant could have exercised such Options. The Participant, or in the event of his death, the Participant's estate, will remain liable for all federal, state, local and other taxes applicable upon the exercise of a Nonqualified Stock Option by an Eligible Transferee.

        14.8.    No Rights as Shareholder.     Except to the limited extent provided in Sections 3.4 and 7.6, no Participant (or any Beneficiary) will have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant (or his or her Beneficiary).

        14.9.    Mitigation of Excise Tax.     Subject to any other agreement providing for the Company's indemnification of the tax liability described herein, if any payment or right accruing to a Participant under this Plan (without the application of this Section 14.9), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate would constitute a "parachute payment," as defined in Code Section 280G and regulations thereunder, such payment or right will be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Code Section 4999 or being disallowed as a deduction under Code Section 280G. The determination of whether any reduction in the rights or payments under this Plan is to apply will be made by the Committee in good faith after consultation with the Participant, and such determination will be conclusive and binding on the Participant. The Participant will cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose.

        14.10.    Funding.    Benefits payable under this Plan to any person will be paid by the Company from its general assets. Shares to be issued hereunder will be issued directly by the Company from its authorized but unissued Shares or acquired by the Company on the open market, or a combination thereof. Neither the Company nor any of its Affiliates will be required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under this Plan. The Company or any of its Affiliates may, however, in its sole discretion, set funds aside in investments to meet any anticipated obligations under this Plan. Any such action or set-aside will not be deemed to create a trust of any kind between the Company and any of its Affiliates and any Participant or other person entitled to benefits under the Plan or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company or its Affiliates.

 SIGNATURES

        IN WITNESS WHEREOF, the Company has caused this MainSource Financial Group, INC. 2015 Stock Incentive Plan to be executed by its officers thereunder duly authorized, this 19th day of January, 2015, but effective as of January 1, 2015.

MAINSOURCE FINANCIAL GROUP, INC.
By:	/s/ ARCHIE M. BROWN, JR. Archie M. Brown, Jr. President and Chief Executive Officer

ATTEST:
By:	/s/ JAMES M. ANDERSON James M. Anderson Chief Financial Officer

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 0211YB 9 4 D V + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign above exactly as your name(s) appears opposite the signature lines. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4. For Against Abstain 2. Approval of the MainSource Financial Group, Inc. 2015 Stock Incentive Plan. 4. Ratification of the appointment of Crowe Horwath LLP. For Against Abstain 3. Approval of an advisory proposal on the Company’s executive compensation policies and procedures. 5. Other Business. To transact such other matters as may properly be brought before the Annual Meeting or any adjournment thereof. (The Board of Directors does not know of any such other matters.) Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Kathleen L. Bardwell 04 - Brian J. Crall 07 - Lawrence R. Rueff, DVM 02 - William G. Barron 05 - D. J. Hines 08 - John G. Seale 03 - Archie M. Brown, Jr. 06 - Thomas M. O’Brien 09 - Charles J. Thayer 1. Election of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 3 0 7 9 7 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 4:00 p.m., EST, on April 28, 2015. Vote by Internet • Go to www.envisionreports.com/MSFG • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Proxy for 2015 Annual Meeting of Shareholders Greensburg, Indiana The undersigned shareholder of MAINSOURCE FINANCIAL GROUP, INC. ("Company"), Greensburg, Indiana, does hereby nominate, constitute and appoint JOHN G. SEALE AND KATHLEEN BARDWELL, or either of them (with full power to act alone), my true and lawful attorney(s) and proxy(ies) with full power of substitution, for me and in my name, place and stead, to vote all of the Common Shares of the Company standing in my name on its books at the close of business on March 9, 2015 at the Annual Meeting of Shareholders to be held at the Company's Corporate Office Building, 2105 North State Road 3 Bypass, Greensburg, Indiana on April 29, 2015, at 10:00 a.m. (local time), and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1, “FOR” THE APPROVAL OF THE MAINSOURCE FINANCIAL GROUP, INC. 2015 STOCK INCENTIVE PLAN, “FOR” APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP. Information regarding the matters to be acted upon at the meeting is contained in the Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this proxy. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. IF NO INSTRUCTION IS INDICATED, THEN THE ABOVE-NAMED PROXIES, OR ANY ONE OF THEM, WILL VOTE THE SHARES REPRESENTED "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1, “FOR” THE APPROVAL OF THE MAINSOURCE FINANCIAL GROUP, INC., 2015 STOCK INCENTIVE PLAN, “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND “FOR” THE RATIFICATION OF CROWE HORWATH LLP, AND IN ACCORDANCE WITH THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. An addressed postage prepaid envelope is enclosed for your convenience in promptly returning your proxy. The prompt return of your proxy will help the Company avoid additional costs in soliciting proxies. (Please Complete, Sign, Date and Return Promptly) Proxy — MainSource Financial Group, Inc. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q